N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2021

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity ESG Growth & Income Fund*

Integrity High Income Fund

Integrity Mid-North American Resources Fund

Integrity Short Term Government Fund

Annual Report | July 31, 2021

*Formerly known as Integrity Growth & Income Fund

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian UMB Bank 928 Grand Blvd. Kansas City, MO 64106
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity Dividend Harvest Fund (the “Fund”) for the year ended July 31, 2021 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index (“S&P”) return 36.20%. Recession fears, riots over social concerns, and trade war worries all seemed to have alleviated, at least in part, over the past year. However, the biggest economic concern from the prior year, the Coronavirus pandemic, was still gripping the nation and the rest of the world. A combination of an expedited vaccine rollout as well as the dovish fiscal and monetary response from the government, including stimulus checks sent straight to citizens and elevated bond buying from the Federal Reserve (the “Fed”), had a major impact on financial markets, leading to the outsized returns we saw over the past 12 months. As of the end of the period, a new variant of the Coronavirus was increasing in number of infections, leaving it a mystery when the pandemic will end and what moves will be necessary going forward.

Back in September 2019, the U.S. Bureau of Labor Statistics reported that the unemployment rate had dropped to a 50-year low of 3.5%. The rate remained low until the effects of the Coronavirus economic shutdown took hold, and the unemployment rate spiked to 14.7% in April 2020. The rate continued to steadily decline over the past year, ending the period at 5.4% as economies and businesses continued to re-open and move toward normalization.

The Fed’s Federal Open Market Committee dropped the target Federal Funds Rate to 0% on March 16th, 2020 as the full impact of the Coronavirus was coming to light. During the period, they kept the rate at 0% due to economic uncertainty associated with the Coronavirus pandemic. The Fed continued to buy bonds and expand their balance sheet. It appears that these monetary moves have had a positive impact on financial markets. Two questions currently on investors’ minds are when will the Fed start tapering bond purchases, and when will we see the first rate increase since last year’s drop to 0%.

During the period, the financial sector was the best performing sector, moving higher due to the economy reopening and anticipation of higher rates. Investors have been expecting higher rates to follow the higher inflation numbers that have been seen recently. Industrials was the next best performing sector, likely due to the economy reopening and anticipation regarding the large infrastructure bill currently being considered in Congress. The worst performing sectors were utilities and consumer staples as investors shied away from lower risk areas in search for higher returns. The possibility of finding higher rates elsewhere may have led income-oriented investors to move away from these sectors which are typically associated with dividend-paying stocks.

The Fund’s total returns for Class A, C, and I shares were 23.09%*, 22.19%*, and 23.38%*, respectively, for the year ended July 31, 2021 while the S&P gained 36.20%. The Fund is in the Morningstar Large Value category which returned 38.84% over the same time period. The Fund underperformed its Morningstar category and the S&P. The Fund’s underperformance relative to the S&P was primarily driven by stock selection in communication services and overweight allocations to the utilities and consumer staples sectors. In communication services, the Fund typically leans toward traditional telecommunication companies as opposed to the higher beta, low-to-no yield names like Facebook, Netflix, and Google. The Fund is typically overweight the utilities and consumer staples sectors as they generally offer lower beta and higher yield compared to the overall market. Aiding relative performance was an underweight allocation to consumer discretionary.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.48%, 2.23%, and 1.23% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2021

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	23.09%	9.29%	8.28%	N/A	10.34%
Class A With sales charge (5.00%)	16.92%	7.44%	7.18%	N/A	9.73%
Class C Without CDSC	22.19%	8.47%	7.48%	N/A	8.85%
Class C With CDSC (1.00%)	21.19%	8.47%	7.48%	N/A	8.85%
Class I Without sales charge	23.38%	9.56%	N/A	N/A	8.66%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.48%, 2.23%, and 1.23% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ESG GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity ESG Growth & Income Fund, formally Integrity Growth & Income Fund, (the “Fund”) for the year ended July 31, 2021 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index (“S&P”) return 36.20%. Recession fears, riots over social concerns, and trade war worries all seemed to have alleviated, at least in part, over the past year. However, the biggest economic concern from the prior year, the Coronavirus pandemic, was still gripping the nation and the rest of the world. A combination of an expedited vaccine rollout as well as the dovish fiscal and monetary response from the government, including stimulus checks sent straight to citizens and elevated bond buying from the Federal Reserve (the “Fed”), had a major impact on financial markets, leading to the outsized returns we saw over the past 12 months. As of the end of the period, a new variant of the Coronavirus was increasing in number of infections, leaving it a mystery when the pandemic will end and what moves will be necessary going forward.

Back in September 2019, the U.S. Bureau of Labor Statistics reported that the unemployment rate had dropped to a 50-year low of 3.5%. The rate remained low until the effects of the Coronavirus economic shutdown took hold, and the unemployment rate spiked to 14.7% in April 2020. The rate continued to steadily decline over the past year, ending the period at 5.4% as economies and businesses continued to re-open and move toward normalization.

The Fed’s Federal Open Market Committee dropped the target Federal Funds Rate to 0% on March 16th, 2020 as the full impact of the Coronavirus was coming to light. During the period, they kept the rate at 0% due to economic uncertainty associated with the Coronavirus pandemic. The Fed continued to buy bonds and expand their balance sheet. It appears that these monetary moves have had a positive impact on financial markets. Two questions currently on investors’ minds are when will the Fed start tapering bond purchases, and when will we see the first rate increase since last year’s drop to 0%.

During the period, the financial sector was the best performing sector, moving higher due to the economy reopening and anticipation of higher rates. Investors have been expecting higher rates to follow the higher inflation numbers that have been seen recently. Industrials was the next best performing sector, likely due to the economy reopening and anticipation regarding the large infrastructure bill currently being considered in Congress. The worst performing sectors were utilities and consumer staples as investors shied away from lower risk areas in search for higher returns. The possibility of finding higher rates elsewhere may have led income-oriented investors to move away from these sectors which are typically associated with dividend-paying stocks.

The Fund’s total returns for Class A, C, and I shares were 34.11%*, 33.44%*, and 34.45%*, respectively, for the year ended July 31, 2021 while the S&P gained 36.20%. The Fund is in the Morningstar Large Blend category which returned 36.72% over the same time period. The Fund underperformed its Morningstar category and the S&P. The Fund’s underperformance relative to the S&P was primarily driven by stock selection in communication services, consumer staples, and materials. Aiding relative performance was stock selection in consumer discretionary and industrials.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.80%, 2.20%, and 1.55% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.24%, 1.85%, and .99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2021 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and .99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2021 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ESG GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2021

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	34.11%	18.78%	16.66%	12.36%	9.82%
Class A With sales charge (5.00%)	27.40%	16.77%	15.47%	11.79%	9.61%
Class C Without CDSC	33.44%	18.26%	16.05%	N/A	13.02%
Class C With CDSC (1.00%)	32.44%	18.26%	16.05%	N/A	13.02%
Class I Without sales charge	34.45%	19.09%	N/A	N/A	17.02%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.80%, 2.20%, and 1.55% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.24%, 1.85%, and .99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2021 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and .99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2021 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity High Income Fund (the “High Income Fund” or the “Fund”) for the year ended July 31, 2021. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

After the historic drawdown in the first quarter and the subsequent recovery in the second quarter, the high yield market moved sideways August through October. Issuance and flows remained elevated historically, but compared to adjacent months they were mostly benign and September was the first month since March where the market was down and the asset class experienced outflows. The combination of perceived gridlock following the US elections and the positive vaccine news in November led to the final rally of 2020. Sectors most exposed to COVID lockdowns and CCCs drastically outperformed as risk-on sentiment across risk assets drove markets higher.

The first six months of 2021 the market continued the theme from November and December as lower quality and COVID exposed sectors outperformed the broad market. The 10-Year US Treasury rate increased from 0.91% to 1.47% and the price of WTI rose from $49 to $73 as the reopening theme and strong macroeconomic growth driven by the successful distribution of the COVID vaccine. Gross issuance through the first seven months of the year is on pace to break 2020’s record issuance of $450bn, driven by refinancings although acquisition and general corporate financings have taken share during the summer months. During July the 10 year rate decreased and WTI weakened as the market resettled at new levels amid concerns of the delta variant; consequently higher quality and defensive sectors outperformed for the first time since October. High yield has seen mutual fund outflows every month in 2021 while leveraged loans have experienced inflows every month. The default rate has decreased by more than 500bps during the year and the default volume is off to the lowest start of a calendar year since 2011.

The high yield market increased +10.75% for the trailing twelve-month period ending July 31st (as measured by the ICE BofAML US High Yield Constrained Index, HUC0) as spreads tightened 176 bps to 347 bps while yields decreased 1.45% to 4.03%; spreads and yields are now 45 bps tighter and 0.23% lower than they were to begin 2021. Lower quality drastically outperformed higher quality with CCC’s returning +26.32%, single B’s +9.36% and BB’s +8.27%. Cyclical sectors, specifically transportation, energy and leisure led the contributors to performance while utilities, telecommunications and media sectors led the detractors.

Gross issuance ($450bn), mutual fund inflows (+$44bn) and fallen angels ($238bn) all set records in 2020 as a result of the pandemic and the stark recovery. Through July 31, 2021, gross issuance was $330bn, mutual fund flows were -$14bn and rising stars have outpaced fallen angels, although to muted degree relative to 2020. Refinancings continue to lead proceeds as low interest rates and strong investor demand for higher yields have kept the capital markets open. While default activity peaked during the second quarter of 2020, the default rate peaked in October at 6.34% before decreasing significantly to 1.10% by the end of July. The recovery rate has moderately normalized to 33%, albeit on lower default volumes.

With a +10.75% return during the trailing twelve-month period ending July 31st (HUC0), high yield outperformed all other major fixed income asset classes, specifically emerging markets (EMCB), +4.32%, high grade credit (C0A0), +1.68%, U.S. Aggregate (D0A0), -0.93%, and 5-year Treasuries (GA05), -1.18%.

Portfolio Performance and Positioning

For the trailing twelve-month period ended July 31, 2021, Integrity High Income Fund returned +10.62% (A Class Shares, net of fees), +9.78% (C Class Shares, net of fees) and +11.04% (I Class Shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned +10.62%. The Fund’s A Class Shares performed in line with the benchmark for the twelve-month period, led by security selection in the independent, transportation services and automotive sectors. The largest contributors resulted from relative weightings in Hertz Global Holdings, MyTheresa, Oasis Petroleum, EP Energy and VICI Properties. Alternatively, detractions from security selection in the healthcare, consumer products and airlines sectors hindered performance for the twelve-month period. Specifically, weightings in Intelsat, Community Health Systems, Sprint Corporation, American Airlines and HCA Healthcare detracted from performance in the period.

Compared to the benchmark at July 31, the Fund was overweight in cable satellite, healthcare and pharmaceuticals due to our view of the relative value opportunities within those sectors. The Fund was underweight in food & beverage, finance companies and electric because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at July 31, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

After taking a slight reprieve in July high yield spreads are again near 350bps and yields are back above 4%, making the last few months a mostly sideways move with a positive duration return. Without a major catalyst to shock markets, high yield will likely remain in this spread range for the remainder of the year and the asset class should produce carry like returns, dependent on the move in underlying Treasury rates. The fundamental backdrop, which is arguably as good as it has ever been in high yield, coupled with strong supply and a continued search for yield among fixed income investors should keep the asset class in favor for the rest of the year. Potential lockdowns and unexpected Fed rhetoric are the two biggest risks to our base case, but we consider high yield valuations to be fair currently and that this low spread environment is sustainable.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.63%, 2.38%, and 1.37% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2021 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2021 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2021

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	10.62%	6.87%	6.49%	5.88%	5.57%
Class A With sales charge (4.25%)	5.91%	5.33%	5.59%	5.43%	5.31%
Class C Without CDSC	9.78%	6.07%	5.72%	5.09%	4.76%
Class C With CDSC (1.00%)	8.78%	6.07%	5.72%	5.09%	4.76%
Class I Without sales charge	11.04%	7.13%	N/A	N/A	6.79%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.63%, 2.38%, and 1.37% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2021 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2021 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity Mid-North American Resources Fund (the “Fund”) for the year ended July 31, 2021 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

Market Review

The period saw the S&P 500 TR Index (“S&P”) return 36.20%. Recession fears, riots over social concerns, and trade war worries all seemed to have alleviated, at least in part, over the past year. However, the biggest economic concern from the prior year, the Coronavirus pandemic, was still gripping the nation and the rest of the world. A combination of an expedited vaccine rollout as well as the dovish fiscal and monetary response from the government, including stimulus checks sent straight to citizens and elevated bond buying from the Federal Reserve (the “Fed”), had a major impact on financial markets, leading to the outsized returns we saw over the past 12 months. As of the end of the period, a new variant of the Coronavirus was increasing in number of infections, leaving it a mystery when the pandemic will end and what moves will be necessary going forward.

Back in September 2019, the U.S. Bureau of Labor Statistics reported that the unemployment rate had dropped to a 50-year low of 3.5%. The rate remained low until the effects of the Coronavirus economic shutdown took hold, and the unemployment rate spiked to 14.7% in April 2020. The rate continued to steadily decline over the past year, ending the period at 5.4% as economies and businesses continued to re-open and move toward normalization.

The Fed’s Federal Open Market Committee dropped the target Federal Funds Rate to 0% on March 16th, 2020 as the full impact of the Coronavirus was coming to light. During the period, they kept the rate at 0% due to economic uncertainty associated with the Coronavirus pandemic. The Fed continued to buy bonds and expand their balance sheet. It appears that these monetary moves have had a positive impact on financial markets. Two questions currently on investors’ minds are when will the Fed start tapering bond purchases, and when will we see the first rate increase since last year’s drop to 0%.

During the period, the Financials sector was the best performing sector, moving higher due to the economy reopening and anticipation of higher rates. Investors have been expecting higher rates to follow the higher inflation numbers that have been seen recently. Industrials was the next best performing sector, likely due to the economy reopening and anticipation regarding the large infrastructure bill currently being considered in Congress. The worst performing sectors were Utilities and Consumer Staples as investors shied away from lower risk areas in search for higher returns. The possibility of finding higher rates elsewhere may have led income-oriented investors to move away from these sectors which are typically associated with dividend-paying stocks.

Energy Review

During the third quarter of 2020, crude oil and energy equities continued moving higher for the majority of the quarter. However, the month of September brought a spike in COVID-19 cases that caused both crude oil and energy equities to reverse course. Additionally, the looming Presidential election created further uncertainty for the energy sector. Over the quarter, crude oil made both higher and lower attempts, but it appeared to simply be consolidating around the $40/barrel level. Crude oil demand made a strong resurgence in the second quarter of 2020, but that demand has stalled in the 92-93 million barrels of oil per day during the third quarter of 2020. This lack of demand recovery translated into minimal growth in drilling and completion activity. Going forward, we will need to see a continuation of a demand recovery, compliance within OPEC, and capital discipline in order for oil prices to move higher and incentivize higher activity levels. Longer term, the drastic reduction in capital expenditures will create a more difficult environment for the energy industry to produce enough to offset conventional declines and a recovery in demand post-pandemic.

For the third quarter 2020, the Fund (Class A shares) returned -8.56% compared to a loss of 19.22% for the S&P 1500 Energy Composite and a loss of 11.21% for the Morningstar Equity Energy category. WTI crude oil increased 1.62% to end the quarter at $40.22 and Brent crude oil increased 1.29% to end the quarter at $42.30.

The fourth quarter 2020 started slow for the energy sector, but turned for the positive as two vaccine announcements led to a significant climb in oil and energy equities. Under a Biden administration with control of both the House and the Senate, regulations towards the energy sector will increase, as will increased support for renewable energy adoption. Towards the end of the fourth quarter, concerns of COVID-19 began to wane. The rollout of vaccines began in December with hopes of accelerated deliveries in the New Year. Upon reaching herd immunity, through both infections and vaccinations, we expect a violent ramp in oil demand followed by a return to more normalized consumption slightly below pre-pandemic levels. The demand recovery is critical for the energy sector, to allow OPEC to return barrels back to the market, to stabilize inventories and keep supply and demand balanced.

For the fourth quarter 2020, the Fund (Class A shares) returned 35.51% compared to a gain of 28.46% for the S&P 1500 Energy Composite and a gain of 37.01% for the Morningstar Equity Energy category. WTI crude oil increased 17.97% to end the quarter at $48.52 and Brent crude oil increased 19.19% to end the quarter at $51.80.

Crude oil and energy equities got off to a hot start in 2021 on the heels of a strong fourth quarter. The energy sector was the best performing sector over the first quarter of 2021, while crude oil appreciated by over 20%. The vaccine rollout and the reopening of the economy boosted oil demand. Additionally, OPEC elected to postpone production increases and Saudi Arabia further cut their oil production in an effort to stabilize inventories and support higher oil prices. Over the quarter, the physical oil market was tight and OECD inventories declined. During the fourth quarter 2020 earnings season, we heard positive remarks from oil producers remaining committed to capital discipline. Most companies elected to maintain their capital budgets, despite higher oil prices. This is encouraging for the longevity of the current bull cycle and should attract investors back into the energy sector. Strong free cash flow within the energy sector will allow many energy firms to return significant cash to shareholders through dividends and share repurchases; all while reducing debt on their balance sheets.

For the first quarter 2021, the Fund (Class A shares) returned 21.21% compared to a gain of 31.42% for the S&P 1500 Energy Composite and a gain of 24.74% for the Morningstar Equity Energy category. WTI crude oil increased 21.50% to end the quarter at $59.16 and Brent crude oil increased 21.45% to end the quarter at $62.74.

Crude oil and energy equities saw continued strength in the second quarter, with crude oil increasing by over 20% and the energy sector was again one of the top performing S&P sectors, trailing only real estate and information technology. Strong demand and tepid supply led to the increase in crude oil prices over the quarter. Demand is predominately coming from developed countries with greater access to the COVID-19 vaccine. We expect emerging countries to follow suit when vaccines are more readily available in those countries. Within the U.S., vehicle miles traveled is soaring and gasoline demand is approaching pre-pandemic levels. OPEC began to increase their crude oil production and will gradually continue increasing throughout the year and into 2022. Even with the increase in OPEC production, the market is tight and OECD crude oil inventories have fallen below the 5-year average. This bodes well for crude oil producers, which have remained committed to capital discipline and a moderate growth model. The increase in crude oil prices over the trailing 6 months should equate to a massive increase in free cash flow, which many exploration & production companies have committed to returning that cash to shareholders. Strong free cash flow and higher dividend yields will likely attract investors and provide further momentum for the energy sector.

For the second quarter 2021, the Fund (Class A shares) returned 7.37% compared to a gain of 11.97% for the S&P 1500 Energy Composite and a gain of 13.10% for the Morningstar Equity Energy category. WTI crude oil increased 25.18% to end the quarter at $73.47 and Brent crude oil increased 21.35% to end the quarter at $74.62

In the month of July, the Fund (Class A shares) returned -7.43% compared to a loss of -8.54% for the S&P 1500 Energy Composite and a loss of -9.91 % for the Morningstar Equity Energy category.

The Fund’s total returns for Class A, C, and I shares were 46.40%*, 45.65%*, and 47.12%*, respectively, for the year ended July 31, 2021, compared to returns of 53.73%, 46.53%, and 37.52% for the Morningstar Equity Energy category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Aiding relative performance was selection within oilfield service and an underweight allocation to integrated oil companies. Detracting from the Fund’s performance relative to the benchmark was overweight allocation to utilities.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%, 2.10%, and 1.08% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2021 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2021 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2021

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	46.40%	-11.04%	-4.24%	-3.29%	3.98%
Class A With sales charge (5.00%)	38.90%	-12.52%	-5.22%	-3.78%	3.74%
Class C Without CDSC	45.65%	-11.49%	-4.71%	N/A	-8.17%
Class C With CDSC (1.00%)	44.65%	-11.49%	-4.71%	N/A	-8.17%
Class I Without sales charge	47.12%	-10.59%	N/A	N/A	-3.07%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%, 2.10%, and 1.08% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2021 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2021 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY SHORT TERM GOVERNMENT FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report for Integrity Short Term Government Fund (the “Fund”) for the year ended July 31, 2021. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

Longer-dated Treasury yields rose over the period as the U.S. economy began to reopen and recover (despite the continued and evolving spread of COVID-19), vaccines were rolled out, additional fiscal stimulus was passed, and there was clarity on presidential election. Specifically, the 10-year Treasury was at 0.53% at 8/1/20 vs. 1.24% at July 31, 2021. As a result, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad market fixed income measure, declined -0.70% over the 12 months ending July 31st, 2021. Shorter-dated interest rates rose modestly, from very low levels, such that the ICE BofA 1-3 Year U.S. Treasury Index returned 0.14% during the period.

Consensus was that the 2nd quarter of 2021 would represent the peak of U.S. growth given the further loosening of activity restrictions due to increasing vaccination rates and unemployment benefits under the American Rescue Plan. That said, disappointing job reports (e.g., unemployment rates fell by 0.1% in Q2 versus 0.7% in Q1) created market uncertainty as to the true state of the labor market recovery. Even as May’s headline and core CPI surged to 5% and 3.8% year-over-year, respectively, markets saw the pattern as transitory and attributed the spike to a mix of supply chain bottlenecks and pent-up demand from re-opening. Against this background, the Fed’s economic forecasts on economic growth and the unemployment rate for 2022 and 2023 have not changed materially.

As a result, most investors were surprised by the hawkish tilt of the June FOMC policy stance. While the Fed continued to commit to buying securities “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals”, participants saw higher uncertainty in their inflation outlook, and 13 of 18 participants saw upside risks to their PCE inflation projections and probably pushed some participants to pull forward their rate hike timing as insurance against the risk of higher inflation. Importantly, fiscal stimulus under the Biden administration’s American Rescue Plan and the bipartisan infrastructure package, could also exert near and long term inflationary pressures given the significant amount of liquidity injection targeted by these programs.

In July, with a weaker than expected GDP measure of 6.5% and market concerns around the economic impact of the spread of the COVID Delta variant, Treasury yields fell with 10-year yield reaching a year-to-date low of 1.19% during the month. At July Federal Open Market Committee meeting, Chair Powell noted that the labor market still has “a ways to go” and the overall economy “some way away from having had substantial further progress.” There was some discussion of bond purchase tapering during the meeting but nothing specific in terms of pace and composition. Importantly Chair Powell noted that there is “little support” for tapering Agency Mortgage-Backed Securities (“MBS”) purchases first.

The Fund’s total returns for Class A and I shares were 0.50%* and 0.75%*, respectively, for the twelve month period ended July 31, 2021, compared to a return of 0.14% for the ICE BofA 1-3 Year U.S. Treasury Index. The Fund’s outperformance was driven mainly by the careful selection of Agency MBS with relatively stable cash flow and higher yields than comparable Treasuries.

In our view, the timing of the Fed’s scaling back its securities purchase program will be the key determinant of fixed income performance in the near term. However, we believe there are a few mitigating factors to prevent a major risk-off move such as the Taper Tantrum in 2013. First and foremost, the June announcement reduced the risk that the Fed would fall behind the curve in curbing inflation. In addition, the Fed has pledged plenty of warning before an actual tapering would occur. Even if the Fed is to announce the tapering this fall, with tapering starting later this year at a similar pace as for the 2017-18 tapering cycle, the Fed would still have injected a trillion dollars next year. This is one reason why short term interest rates continue to hover around the zero lower bound.

As designed, the portfolio continues to focus on short duration AMBS. This short duration stance should benefit the Fund on a relative basis should interest rates continue to rise. In addition, Agency MBS currently provide a significant yield and income advantage in our view over similar high quality short duration alternatives. We continue to look for stable bonds that provide predictable cash flows at attractive spreads relative to the rest of the Agency MBS market. The portfolio is titled towards lower coupon and 15-year loan term securities seeking to mitigate the risk of prepayments in the context of low overall interest rates. Notably, refinancing volume has also dropped sharply given higher mortgage rates vs. the 1st quarter of 2021. In addition, we believe Agency Commercial Mortgage-Backed Securities offer good relative value given increased prepayment rates on single-family Agency MBS.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

M.D. Sass Investors Services, Inc.

The views expressed are those of M.D. Sass Investor Services, Inc., sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) for the year ended July 31, 2021 was 1.17% and 0.93% for Class A and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) for the year ended July 31, 2021 was 0.80% and 0.55% for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY SHORT TERM GOVERNMENT FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2021

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	0.50%	N/A	N/A	N/A	1.64%
Class A With sales charge (2.00%)	-1.53%	N/A	N/A	N/A	-0.40%
Class I Without sales charge	0.75%	2.37%	1.74%	1.32%	1.44%
* January 21, 2020 for Class A; June 30, 2011 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) for the year ended July 31, 2021 was 1.17% and 0.93% for Class A and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) for the year ended July 31, 2021 was 0.80% and 0.55% (annualized) for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS July 31, 2021

Consumer Staples	17.8%
Financials	16.6%
Health Care	16.4%
Information Technology	13.0%
Utilities	12.5%
Energy	8.2%
Communication Services	7.9%
Industrials	3.4%
Consumer Discretionary	2.2%
Cash Equivalents and Other	1.2%
Materials	0.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2021

		Fair
	Shares	Value
COMMON STOCKS (98.8%)

Communication Services (7.9%)
BCE Inc	112,000	$5,589,920
Verizon Communications Inc	137,000	7,641,860
		13,231,780
Consumer Discretionary (2.2%)
Genuine Parts Co	16,500	2,094,180
McDonald’s Corp	6,500	1,577,615
		3,671,795
Consumer Staples (17.8%)
British American Tobacco PLC	50,000	1,872,500
Altria Group Inc	144,000	6,917,760
Coca Cola Co/The	114,000	6,501,420
Kimberly Clark	35,000	4,750,200
Pepsico Inc	13,000	2,040,350
Philip Morris International Inc	62,000	6,205,580
Procter & Gamble Co/The	12,000	1,706,760
		29,994,570
Energy (8.2%)
Chevron Corp	26,000	2,647,060
Devon Energy Corp	79,000	2,041,360
Enbridge Inc	70,000	2,754,500
Exxon Mobil Corp	42,000	2,417,940
Pioneer Natural Resources Co	15,000	2,180,550
TransCanada Corp	37,000	1,803,010
		13,844,420
Financials (16.6%)
BlackRock Inc	2,000	1,734,340
CME Group Inc	10,000	2,121,300
Fifth Third Bancorp	33,000	1,197,570
JPMorgan Chase & Co	42,000	6,374,760
Old Republic International Corp	190,000	4,685,400
PNC Financial Services Group Inc/The	21,000	3,830,610
Prudential Financial Inc	26,000	2,607,280
Truist Financial Corp	51,000	2,775,930
US Bancorp	45,000	2,499,300
		27,826,490
Health Care (16.4%)
AbbVie Inc	92,000	10,699,600
Johnson & Johnson	35,000	6,027,000
Merck & Co Inc	66,000	5,073,420
Pfizer Inc	133,000	5,693,730
		27,493,750
Industrials (3.4%)
Lockheed Martin Corp	5,700	2,118,519
Raytheon Technologies Corp	23,000	1,999,850
3M Co	8,000	1,583,520
		5,701,889
Information Technology (13.0%)
Broadcom Inc	23,000	11,164,200
Cisco Systems Inc	44,000	2,436,280
International Business Machines Corp	19,000	2,678,240
QUALCOMM Inc	16,000	2,396,800
Texas Instruments Inc	17,000	3,240,540
		21,916,060
Materials (0.8%)
Air Products & Chemicals Inc	5,000	1,455,150

Utilities (12.5%)
AES Corp/The	100,000	2,370,000
American Electric Power Co Inc	53,000	4,670,360
Duke Energy Corp	55,000	5,781,050
Entergy Corp	16,000	1,646,720
NextEra Energy Inc	63,000	4,907,700
Southern Co/The	26,000	1,660,620
		21,036,450

TOTAL COMMON STOCKS (COST: $138,691,749)		$166,172,354

OTHER ASSETS LESS LIABILITIES (1.2%)		$2,056,867

NET ASSETS (100.0%)		$168,229,221

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2021

Information Technology	32.0%
Consumer Discretionary	12.0%
Industrials	11.9%
Financials	10.7%
Cash Equivalents and Other	9.9%
Health Care	9.3%
Communication Services	6.8%
Consumer Staples	3.7%
Materials	2.5%
Utilities	1.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2021

		Fair
	Shares	Value
COMMON STOCKS (90.1%)

Communication Services (6.8%)
AT&T Inc	65,000	$1,823,250
Walt Disney Co/The	15,000	2,640,300
Verizon Communications Inc	20,000	1,115,600
		5,579,150
Consumer Discretionary (12.0%)
Best Buy Co Inc	10,000	1,123,500
Home Depot Inc/The	6,000	1,969,140
Lowe’s Cos Inc	10,000	1,926,900
Starbucks Corp	17,000	2,064,310
Target Corp	11,000	2,871,550
		9,955,400
Consumer Staples (3.7%)
Kimberly Clark Corp	10,000	1,357,200
PepsiCo Inc	11,000	1,726,450
		3,083,650
Financials (10.7%)
Bank of America Corp	30,000	1,150,800
BlackRock Inc	3,000	2,601,510
JPMorgan Chase & Co	12,000	1,821,360
PNC Financial Services Group Inc/The	6,000	1,094,460
S&P Global Inc	5,000	2,143,600
		8,811,730
Health Care (9.3%)
*Edwards Lifesciences Corp	20,000	2,245,400
Pfizer Inc	25,000	1,070,250
Thermo Fisher Scientific Inc	5,000	2,700,050
UnitedHealth Group Inc	4,000	1,648,880
		7,664,580
Industrials (11.9%)
Caterpillar Inc	5,500	1,137,125
Deere & Co	6,000	2,169,540
FedEx Corp	5,000	1,399,750
3M Co	5,500	1,088,670
Waste Management Inc	12,000	1,779,120
Trane Technologies PLC	11,000	2,239,710
		9,813,915
Information Technology (32.0%)
*Advanced Micro Devices Inc	17,000	1,805,230
Apple Inc	20,000	2,917,200
Cisco Systems Inc	20,000	1,107,400
HP Inc	38,000	1,097,060
Intuit Inc	5,000	2,649,850
KLA Tencor Corp	4,000	1,392,640
Lam Research Corp	2,000	1,274,820
Mastercard Inc	5,000	1,929,700
Microsoft Corp	6,000	1,709,460
NVIDIA Corp	16,000	3,119,840
QUALCOMM Inc	20,000	2,996,000
salesforce.com Inc	9,000	2,177,370
Visa Inc	9,000	2,217,511
		26,394,081
Materials (2.5%)
Air Products & Chemicals Inc	7,000	2,037,210

Utilities (1.2%)
Exelon Corp	21,000	982,799

TOTAL COMMON STOCKS (COST: $42,408,388)		$74,322,515

OTHER ASSETS AND LIABILITIES (9.9%)		$8,177,786

NET ASSETS (100.0%)		$82,500,301

* Non-income producing
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2021

Consumer Discretionary	23.1%
Communication Services	14.1%
Health Care	12.8%
Energy	10.9%
Industrials	10.7%
Cash Equivalents and Other	7.9%
Materials	7.1%
Information Technology	5.7%
Consumer Staples	4.3%
Financials	1.8%
Utilities	1.1%
Real Estate	0.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS (89.3%)

Communication Services (14.0%)
*(1)AMC Entertainment Holdings Inc - 144A 10.000% (12.000%) 06/15/2026 Callable @ 106.000 06/15/2023	$27,692	$24,507
AMC Entertainment Holdings Inc - 144A 10.500% 04/24/2026 Callable @ 105.250 06/15/2022	10,000	10,613
Altice Financing SA - 144A 7.500% 05/15/2026	200,000	208,086
Altice France SA/France - 144A 8.125% 02/01/2027 Callable @ 106.094 02/01/2022	400,000	433,105
Arches Buyer Inc - 144A 4.250% 06/01/2028 Callable @ 102.125 12/01/2023	65,000	65,959
Arches Buyer Inc - 144A 6.125% 12/01/2028 Callable @ 103.063 12/01/2023	17,000	17,550
CSC Holdings LLC - 144A 5.375% 02/01/2028 Callable @ 102.688 02/01/2023	200,000	211,266
CSC Holdings LLC - 144A 6.500% 02/01/2029 Callable @ 103.250 02/01/2024	200,000	220,584
Cincinnati Bell Inc - 144A 8.000% 10/15/2025 Callable @ 104.000 10/15/2021	10,000	10,500
Lumen Tech Inc 5.800% 03/15/2022	6,000	6,157
Lumen Tech Inc 5.625% 04/01/2025 Callable @ 100.000 01/01/2025	45,000	48,994
Lumen Tech Inc 7.500% 04/01/2024 Callable @ 100.000 01/01/2024	115,000	129,343
Lumen Tech Inc - 144A 5.125% 12/15/2026 Callable @ 102.563 12/15/2022	140,000	145,505
CenturyLink Inc - 144A 4.000% 02/15/2027 Callable @ 102.000 02/15/2023	250,000	256,875
Lumen Tech Inc 4.500% 01/15/2029 Callable @ 102.250 01/15/2024	40,000	39,272
Cincinnati Bell Inc - 144A 7.000% 07/15/2024 Callable @ 101.750 09/15/2021	70,000	71,487
Cinemark USA Inc - 144A 8.750% 05/01/2025 Callable @ 104.375 05/01/2022	18,000	19,214
Cinemark USA Inc - 144A 5.250% 07/15/2028 Callable @ 102.625 07/15/2024	35,000	32,900
Diamond Sports Group LLC / Diamond Sports Finance Co - 144A 5.375% 08/15/2026 Callable @ 102.688 08/15/2022	45,000	26,100
#DIRECTV Holdings LLC / DIRECTV Financing Co Inc - 144A 5.875% 08/15/2027 Callable @ 104.406 08/15/2023	93,000	96,023
DISH Network Corp 3.375% 08/15/2026	73,000	74,825
Entercom Media Corp - 144A 6.500% 05/01/2027 Callable @ 104.875 05/01/2022	35,000	36,050
Frontier Communications Corp - 144A 5.875% 10/15/2027 Callable @ 102.938 10/15/2023	37,000	39,540
Frontier Communications Corp - 144A 5.000% 05/01/2028 Callable @ 102.500 05/01/2024	168,000	173,779
Frontier Communications Corp - 144A 6.750% 05/01/2029 Callable @ 103.375 05/01/2024	9,000	9,585
FRONTIER COMM HLDGS LLC 5.870% 11/01/2029 Callable @ 102.938 11/01/2024	14,737	15,069
Gray Escrow Inc - 144A 7.000% 05/15/2027 Callable @ 105.250 05/15/2022	41,000	43,885
Gray Television Inc - 144A 4.750% 10/15/2030 Callable @ 102.375 10/15/2025	20,000	19,827
iHeartCommunications Inc 6.375% 05/01/2026 Callable @ 103.188 05/01/2022	52,976	55,890
iHeartCommunications Inc 8.375% 05/01/2027 Callable @ 104.188 05/01/2022	69,489	73,918
iHeartCommunications Inc - 144A 5.250% 08/15/2027 Callable @ 102.625 08/15/2022	100,000	104,250
iHeartCommunications Inc - 144A 4.750% 01/15/2028 Callable @ 102.375 01/15/2023	50,000	51,805
(4)Intelsat Jackson Holdings SA 5.500% 08/01/2023 Callable @ 100.000 08/01/2021	146,000	79,935
(4)Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024	70,000	72,275
(4)Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025 Callable @ 102.438 07/15/2022	90,000	50,400
(4)Intelsat Jackson Holdings SA - 144A 8.500% 10/15/2024	172,000	95,460
Level 3 Financing Inc 5.375% 05/01/2025 Callable @ 100.896 05/01/2022	55,000	56,199
Level 3 Financing Inc - 144A 4.625% 09/15/2027 Callable @ 102.313 09/15/2022	135,000	140,197
Level 3 Financing Inc - 144A 3.625% 01/15/2029 Callable @ 101.813 01/15/2024	39,000	37,884
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024 Callable @ 101.219 11/01/2021	186,000	189,023
Live Nation Entertainment Inc - 144A 5.625% 03/15/2026 Callable @ 102.813 03/15/2022	70,000	72,800
Live Nation Entertainment Inc - 144A 4.750% 10/15/2027 Callable @ 103.563 10/15/2022	135,000	137,870
Live Nation Entertainment Inc - 144A 6.500% 05/15/2027 Callable @ 104.875 05/15/2023	38,000	41,942
Live Nation Entertainment Inc - 144A 3.750% 01/15/2028 Callable @ 102.813 01/15/2024	37,000	37,138
Lumen Technologies Inc - 144A 5.375% 06/15/2029 Callable @ 102.688 06/15/2024	65,000	66,625
Mav Acquisition Corp - 144A 5.750% 08/01/2028 Callable @ 102.875 08/01/2024	70,000	69,746
Meredith Corp 6.875% 02/01/2026 Callable @ 101.719 02/01/2022	88,000	91,520
Meredith Corp 6.500% 07/01/2025 Callable @ 103.250 07/01/2022	128,000	137,920
Midcontinent Communications / Midcontinent Finance Corp - 144A 5.375% 08/15/2027 Callable @ 102.688 08/15/2022	60,000	62,481
#Centerfield Media Parent Inc - 144A 6.625% 08/01/2026 Callable @ 103.313 08/01/2023	55,000	56,190
National CineMedia LLC - 144A 5.875% 04/15/2028 Callable @ 102.938 04/15/2023	25,000	23,500
Netflix Inc 4.875% 04/15/2028	115,000	134,550
Netflix Inc 5.875% 11/15/2028	56,000	69,580
Netflix Inc - 144A 5.375% 11/15/2029	40,000	49,350
Netflix Inc - 144A 4.875% 06/15/2030 Callable @ 100.000 03/15/2030	60,000	72,286
News Corp - 144A 3.875% 05/15/2029 Callable @ 100.000 05/15/2024	42,000	42,755
Nexstar Broadcasting Inc - 144A 4.750% 11/01/2028 Callable @ 102.375 11/01/2023	126,000	129,936
Nexstar Escrow Inc - 144A 5.625% 07/15/2027 Callable @ 104.219 07/15/2022	279,000	294,959
SFR Group SA - 144A 7.375% 05/01/2026 Callable @ 102.458 05/01/2022	115,000	119,600
SBA Communications Corp - 144A 3.125% 02/01/2029 Callable @ 101.563 02/01/2024	53,000	52,051
Scripps Escrow Inc - 144A 5.875% 07/15/2027 Callable @ 104.406 07/15/2022	20,000	20,700
Scripps Escrow II Inc - 144A 3.875% 01/15/2029 Callable @ 101.938 01/15/2024	41,000	41,016
Scripps Escrow II Inc - 144A 5.375% 01/15/2031 Callable @ 102.688 01/15/2026	15,000	14,962
Sinclair Television Group Inc - 144A 4.125% 12/01/2030 Callable @ 102.063 12/01/2025	95,000	92,031
Sirius XM Radio Inc - 144A 5.500% 07/01/2029 Callable @ 102.750 07/01/2024	89,000	97,469
Sirius XM Radio Inc - 144A 4.625% 07/15/2024 Callable @ 101.156 07/15/2022	85,000	87,019
Sirius XM Radio Inc - 144A 4.125% 07/01/2030 Callable @ 102.063 07/01/2025	15,000	15,475
Sirius XM Radio Inc - 144A 4.000% 07/15/2028 Callable @ 102.000 07/15/2024	34,000	35,062
Sprint Capital Corp 6.875% 11/15/2028	175,000	225,750
*Sprint Capital Corp 8.750% 03/15/2032	306,000	471,661
Sprint Corp 7.875% 09/15/2023	215,000	243,285
Sprint Corp 7.125% 06/15/2024	30,000	34,492
*Sprint Corp 7.625% 02/15/2025 Callable @ 100.000 11/15/2024	315,000	371,325
Sprint Corp 7.625% 03/01/2026 Callable @ 100.000 11/01/2025	190,000	232,083
T Mobile USA Inc 4.500% 02/01/2026 Callable @ 101.125 02/01/2022	30,000	30,697
*T Mobile USA Inc 4.750% 02/01/2028 Callable @ 102.375 02/01/2023	310,000	329,545
T Mobile USA Inc 2.250% 02/15/2026 Callable @ 101.125 02/15/2023	22,000	22,248
Telecom Italia Capital SA 6.375% 11/15/2033	12,000	14,218
Telecom Italia Capital SA 6.000% 09/30/2034	100,000	114,940
TripAdvisor Inc - 144A 7.000% 07/15/2025 Callable @ 103.500 07/15/2022	4,000	4,262
United States Cellular Corp 6.700% 12/15/2033	90,000	111,826
Univision Communications Inc - 144A 6.625% 06/01/2027 Callable @ 103.313 06/01/2023	5,000	5,377
Univision Communications Inc - 144A 4.500% 05/01/2029 Callable @ 102.250 05/01/2024	19,000	19,046
Zayo Group Holdings Inc - 144A 4.000% 03/01/2027 Callable @ 100.000 03/01/2022	124,000	123,225
Zayo Group Holdings Inc - 144A 6.125% 03/01/2028 Callable @ 103.063 03/01/2023	15,000	15,265
		8,029,614

Consumer Discretionary (21.8%)
Adient US LLC - 144A 9.000% 04/15/2025 Callable @ 104.500 04/15/2022	24,000	26,237
Allied Universal Holdco LLC / Allied Universal Finance Corp - 144A 6.625% 07/15/2026 Callable @ 103.313 07/15/2022	51,000	53,996
Allied Universal Holdco LLC / Allied Universal Finance Corp - 144A 9.750% 07/15/2027 Callable @ 104.875 07/15/2022	95,000	104,129
Allison Transmission Inc - 144A 5.875% 06/01/2029 Callable @ 102.938 06/01/2024	82,000	89,564
American Axle & Manufacturing Inc 6.250% 04/01/2025 Callable @ 101.563 04/01/2022	57,000	58,924
American Axle & Manufacturing Inc 6.500% 04/01/2027 Callable @ 103.250 04/01/2022	150,000	157,500
American Axle & Manufacturing Inc 6.250% 03/15/2026 Callable @ 101.563 03/15/2022	126,000	130,207
American Axle & Manufacturing Inc 6.875% 07/01/2028	40,000	43,498
Aramark Services Inc - 144A 5.000% 02/01/2028 Callable @ 102.500 02/01/2023	45,000	46,750
Asbury Automotive Group Inc 4.500% 03/01/2028 Callable @ 102.250 03/01/2023	77,000	79,791
Asbury Automotive Group Inc 4.750% 03/01/2030 Callable @ 102.375 03/01/2025	11,000	11,646
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025 Callable @ 101.719 08/01/2021	25,000	25,470
Boyne USA Inc - 144A 4.750% 05/15/2029 Callable @ 102.375 05/15/2024	41,000	42,281
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026 Callable @ 101.917 02/15/2022	124,000	128,217
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026 Callable @ 101.833 05/01/2022	102,000	105,439
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027	524,000	548,235
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028 Callable @ 102.500 08/01/2022	446,000	467,751
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 06/01/2029 Callable @ 102.688 06/01/2024	85,000	92,828
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.500% 08/15/2030 Callable @ 102.250 02/15/2025	150,000	157,500
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.250% 02/01/2031 Callable @ 102.125 07/01/2025	108,000	111,240
CCO Holdings LLC / CCO Holdings Capital Corp 4.500% 06/01/2033 Callable @ 102.250 06/01/2027	125,000	130,125
CD&R Smokey Buyer Inc - 144A 6.750% 07/15/2025 Callable @ 103.375 07/15/2022	79,000	84,135
Carnival Corp - 144A 11.500% 04/01/2023 Callable @ 100.000 01/01/2023	5,000	5,637
Carnival Corp - 144A 10.500% 02/01/2026 Callable @ 105.250 08/01/2023	65,000	74,424
Carnival Corp - 144A 4.000% 08/01/2028 Callable @ 100.000 05/01/2028	54,000	53,865
Cedar Fair LP 5.250% 07/15/2029 Callable @ 102.625 07/15/2024	10,000	10,159
Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op - 144A 5.500% 05/01/2025	118,000	122,425
Clarios Global LP - 144A 6.750% 05/15/2025	25,000	26,500
Clear Channel Worldwide Holdings Inc - 144A 5.125% 08/15/2027 Callable @ 102.563 08/15/2022	196,000	201,234
Clear Channel Outdoor Holdings Inc - 144A 7.750% 04/15/2028 Callable @ 103.875 04/15/2024	124,000	129,310
Clear Channel Outdoor Holdings Inc - 144A 7.500% 06/01/2029 Callable @ 103.750 06/01/2024	83,000	86,038
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025 Callable @ 102.125 09/15/2021	55,000	54,106
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026 Callable @ 102.813 11/15/2021	165,000	151,958
Cooper- 144A Standard Automotive Inc - 13.000% 06/01/2024	120,000	135,848
Dana Inc 5.375% 11/15/2027 Callable @ 102.688 11/15/2022	20,000	21,150
Dana Inc 5.625% 06/15/2028 Callable @ 102.813 06/15/2023	12,000	12,912
DISH DBS Corp 5.875% 07/15/2022	56,000	57,960
DISH DBS Corp 5.000% 03/15/2023	128,000	133,280
*DISH DBS Corp 5.875% 11/15/2024	551,000	593,636
DISH DBS Corp 7.750% 07/01/2026	168,000	191,730
Ford Motor Co 8.500% 04/21/2023	35,000	38,858
Ford Motor Co 9.000% 04/22/2025 Callable @ 100.000 03/22/2025	35,000	43,083
Ford Motor Co 9.625% 04/22/2030 Callable @ 100.000 01/22/2030	35,000	50,531
Ford Motor Credit Co LLC 3.087% 01/09/2023	270,000	274,809
*Ford Motor Credit Co LLC 4.271% 01/09/2027	200,000	215,440
Ford Motor Credit Co LLC 5.125% 06/16/2025 Callable @ 100.000 05/16/2025	400,000	440,500
Ford Motor Credit Co LLC 4.687% 06/09/2025 Callable @ 100.000 04/09/2025	400,000	434,500
Ford Motor Credit Co LLC 4.542% 08/01/2026 Callable @ 100.000 06/01/2026	200,000	217,229
Ford Motor Credit Co LLC 4.063% 11/01/2024 Callable @ 100.000 10/01/2024	200,000	211,969
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	50,000	56,465
GLP Capital LP / GLP Financing II Inc 5.750% 06/01/2028	50,000	60,067
Garda World Security Corp - 144A 9.500% 11/01/2027 Callable @ 104.750 11/01/2022	80,000	87,200
Gap Inc/The - 144A 8.875% 05/15/2027	35,000	40,235
Garda World Security Corp - 144A 6.000% 06/01/2029 Callable @ 103.000 06/01/2024	59,000	57,746
Goodyear Tire & Rubber Co/The 5.250% 04/30/2031 Callable @ 100.000 01/30/2031	41,000	43,417
Goodyear Tire & Rubber Co/The - 144A 5.000% 07/15/2029 Callable @ 100.000 04/15/2029	56,000	58,911
Goodyear Tire & Rubber Co/The - 144A 5.250% 07/15/2031 Callable @ 100.000 04/15/2031	60,000	63,300
Hanesbrands Inc - 144A 4.875% 05/15/2026	35,000	37,733
Hilton Domestic Operating Co Inc 4.875% 01/15/2030 Callable @ 102.438 01/15/2025	34,000	36,468
Hilton Domestic Operating Co Inc - 144A 5.375% 05/01/2025 Callable @ 102.688 05/01/2022	12,000	12,541
Hilton Domestic Operating Co Inc - 144A 5.750% 05/01/2028	23,000	24,725
Hilton Domestic Operating Co Inc - 144A 3.750% 05/01/2029 Callable @ 101.875 05/01/2024	18,000	18,194
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc 6.125% 12/01/2024 Callable @ 103.063 12/01/2021	75,000	78,094
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027 Callable @ 102.437 04/01/2022	33,000	34,247
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	11,238
IAA Spinco Inc - 144A 5.500% 06/15/2027 Callable @ 102.750 06/15/2022	25,000	26,219
IRB Holding Corp - 144A 7.000% 06/15/2025 Callable @ 103.500 06/15/2022	50,000	53,250
L Brands Inc 6.750% 07/01/2036	35,000	44,625
L Brands Inc - 144A 9.375% 07/01/2025	5,000	6,481
Lithia Motors Inc 4.375% 01/15/2031 Callable @ 102.188 10/15/2025	36,000	39,262
Lithia Motors Inc 3.875% 06/01/2029 Callable @ 101.938 06/01/2024	48,000	50,545
*MGM Resorts International 6.000% 03/15/2023	245,000	258,781
MGM Resorts International 5.750% 06/15/2025 Callable @ 100.000 03/15/2025	160,000	174,101
MGM Resorts International 5.500% 04/15/2027 Callable @ 100.000 01/15/2027	75,000	81,503
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026 Callable @ 100.000 06/01/2026	15,000	15,975
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024 Callable @ 100.000 02/01/2024	30,000	32,470
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 01/15/2028 Callable @ 100.000 10/15/2027	10,000	10,600
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.625% 06/15/2025 Callable @ 100.000 03/15/2025	42,000	44,625
MGM Growth Properties Operating Partnership LP / MGP Finance Co- 144A Issuer Inc - 3.875% 02/15/2029	40,000	40,956
Marriott Ownership Resorts Inc - 144A 6.125% 09/15/2025 Callable @ 103.063 05/15/2022	42,000	44,416
Marriott Ownership Resorts Inc - 144A 4.500% 06/15/2029 Callable @ 102.250 06/15/2024	11,000	11,069
Marriott Ownership Resorts Inc 6.500% 09/15/2026 Callable @ 103.250 09/15/2021	49,000	50,816
Mattel Inc - 144A 5.875% 12/15/2027 Callable @ 104.406 12/15/2022	68,000	74,545
Mattel Inc 3.375% 04/01/2026 Callable @ 101.688 04/01/2023	19,000	19,764
Mattel Inc 3.750% 04/01/2029 Callable @ 101.875 04/01/2024	23,000	24,306
Murphy Oil USA Inc - 144A 3.750% 02/15/2031 Callable @ 101.876 02/15/2026	39,000	38,903
NMG Holding Co Inc / Neiman Marcus Group LLC - 144A 7.125% 04/01/2026 Callable @ 103.563 04/01/2023	110,000	117,424
Newell Brands Inc 4.200% 04/01/2026 Callable @ 100.000 01/01/2026	43,000	47,891
Newell Brands Inc 5.375% 04/01/2036 Callable @ 100.000 10/01/2035	10,000	12,700
Newell Brands Inc 4.875% 06/01/2025 Callable @ 100.000 05/01/2025	10,000	11,075
1011778 BC ULC / New Red Finance Inc - 144A 3.875% 01/15/2028 Callable @ 101.938 09/15/2022	58,000	58,423
1011778 BC ULC / New Red Finance Inc - 144A 4.000% 10/15/2030 Callable @ 102.000 10/15/2025	105,000	104,738
1011778 BC ULC / New Red Finance Inc - 144A 3.500% 02/15/2029 Callable @ 101.750 02/15/2024	17,000	16,907
PM General Purchaser LLC - 144A 9.500% 10/01/2028 Callable @ 104.750 10/01/2023	65,000	68,250
Panther BF Aggregator 2 LP / Panther Finance Co Inc - 144A 6.250% 05/15/2026 Callable @ 103.125 05/15/2022	74,000	78,255
Photo Holdings Merger Sub Inc - 144A 8.500% 10/01/2026 Callable @ 104.250 10/01/2022	180,000	196,650
Ryman Hospitality Properties Inc 4.750% 10/15/2027 Callable @ 103.563 10/15/2022	105,000	108,607
Royal Caribbean Cruises Ltd - 144A 10.875% 06/01/2023 Callable @ 100.000 03/01/2023	26,000	29,510
Royal Caribbean Cruises Ltd - 144A 11.500% 06/01/2025	102,000	116,790
Royal Caribbean Cruises Ltd - 144A 9.125% 06/15/2023 Callable @ 100.000 03/15/2023	9,000	9,789
Service Corp International/US 7.500% 04/01/2027	105,000	127,839
Service Corp International/US 4.625% 12/15/2027 Callable @ 102.313 12/15/2022	40,000	42,100
Service Corp International/US 5.125% 06/01/2029 Callable @ 102.563 06/01/2024	38,000	41,040
Service Corp International/US 3.375% 08/15/2030 Callable @ 101.688 08/15/2025	31,000	30,919
Service Corp International/US 4.000% 05/15/2031 Callable @ 102.000 05/15/2026	18,000	18,582
Sirius XM Radio Inc - 144A 5.375% 07/15/2026 Callable @ 101.792 07/15/2022	188,000	194,114
Sirius XM Radio Inc - 144A 5.000% 08/01/2027 Callable @ 102.500 08/01/2022	216,000	225,720
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024 Callable @ 101.219 07/31/2021	160,000	160,800
Six Flags Entertainment Corp - 144A 5.500% 04/15/2027 Callable @ 102.750 04/15/2022	30,000	30,915
Six Flags Theme Parks Inc - 144A 7.000% 07/01/2025 Callable @ 103.500 07/01/2022	108,000	115,425
Staples Inc - 144A 7.500% 04/15/2026 Callable @ 103.750 04/15/2022	160,000	162,400
Staples Inc - 144A 10.750% 04/15/2027 Callable @ 105.375 04/15/2022	95,000	92,150
Station Casinos LLC 5.000% 10/01/2025 Callable @ 101.250 10/01/2021	40,000	40,450
Station Casinos LLC - 144A 4.500% 02/15/2028 Callable @ 102.250 02/15/2023	115,000	115,575
Superior Plus LP / Superior General Partner Inc - 144A 4.500% 03/15/2029 Callable @ 102.250 03/15/2024	56,000	57,503
Tempur Sealy International Inc - 144A 4.000% 04/15/2029 Callable @ 102.000 04/15/2024	84,000	86,100
Tenneco Inc 5.000% 07/15/2026	53,000	52,271
Tenneco Inc - 144A 7.875% 01/15/2029 Callable @ 103.938 01/15/2024	24,000	27,120
Tenneco Inc - 144A 5.125% 04/15/2029 Callable @ 102.563 04/15/2024	35,000	35,962
Tenneco Inc 5.375% 12/15/2024 Callable @ 100.896 12/15/2021	20,000	20,106
Vail Resorts Inc - 144A 6.250% 05/15/2025	104,000	110,464
VICI Properties LP / VICI Note Co Inc 4.250% 12/01/2026 Callable @ 102.125 12/01/2022	113,000	117,552
VICI Properties LP / VICI Note Co Inc - 144A 4.625% 12/01/2029 Callable @ 102.313 12/01/2024	73,000	78,110
VICI Properties LP / VICI Note Co Inc - 144A 3.750% 02/15/2027	65,000	66,869
VICI Properties LP / VICI Note Co Inc - 144A 4.125% 08/15/2030 Callable @ 102.063 02/15/2025	20,000	21,035
Videotron Ltd - 144A 5.375% 06/15/2024 Callable @ 100.000 03/15/2024	45,000	49,608
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027 Callable @ 102.563 04/15/2022	95,000	99,037
Vista Outdoor Inc - 144A 4.500% 03/15/2029 Callable @ 102.250 03/15/2024	104,000	105,895
Weekley Homes LLC / Weekley Finance Corp - 144A 4.875% 09/15/2028 Callable @ 102.438 09/15/2023	49,000	50,674
William Carter Co/The - 144A 5.625% 03/15/2027 Callable @ 102.813 03/15/2022	85,000	88,931
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025 Callable @ 100.000 12/01/2024	132,000	139,590
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.250% 05/15/2027 Callable @ 100.000 02/15/2027	25,000	26,241
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp - 144A 5.125% 10/01/2029	153,000	159,074
Yum! Brands Inc - 144A 7.750% 04/01/2025 Callable @ 103.875 04/01/2022	20,000	21,625
Yum! Brands Inc 3.625% 03/15/2031 Callable @ 100.000 12/15/2030	41,000	42,146
Yum! Brands Inc 4.625% 01/31/2032 Callable @ 102.313 10/01/2026	48,000	51,540
		12,430,838

Consumer Staples (4.3%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 5.875% 02/15/2028 Callable @ 104.406 08/15/2022	46,000	49,220
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.625% 01/15/2027 Callable @ 103.469 01/15/2023	250,000	264,500
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.875% 02/15/2030	35,000	37,887
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 3.250% 03/15/2026 Callable @ 101.625 09/15/2022	38,000	38,919
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 3.500% 03/15/2029 Callable @ 101.750 09/15/2023	72,000	72,720
Albertsons Cos LLC / Safeway Inc / New Albertson’s Inc / Albertson’s LLC 5.750% 03/15/2025 Callable @ 101.438 09/15/2021	9,000	9,185
Central Garden & Pet Co 5.125% 02/01/2028 Callable @ 102.563 01/01/2023	183,000	194,077
Central Garden & Pet Co 4.125% 10/15/2030 Callable @ 102.063 10/15/2025	34,000	35,063
Coty Inc - 144A 6.500% 04/15/2026 Callable @ 103.250 04/15/2022	40,000	40,200
Coty Inc - 144A 5.000% 04/15/2026 Callable @ 102.500 04/15/2023	64,000	64,480
Dole Food Co Inc 7.250% 06/15/2025 Callable @ 100.000 06/15/2022	19,000	19,389
Edgewell Personal Care Co - 144A 5.500% 06/01/2028 Callable @ 102.750 06/01/2023	80,000	84,710
Edgewell Personal Care Co - 144A 4.125% 04/01/2029 Callable @ 102.063 04/01/2024	25,000	25,156
Energizer Holdings Inc - 144A 4.750% 06/15/2028 Callable @ 102.375 06/15/2023	219,000	225,022
Energizer Holdings Inc - 144A 4.375% 03/31/2029 Callable @ 102.188 09/30/2023	53,000	53,363
+^High Ridge Brands Co 8.875% 03/15/2025 Callable @ 100.000 03/15/2022	60,000	0
Lamb Weston Holdings Inc - 144A 4.875% 11/01/2026 Callable @ 102.438 11/01/2021	82,000	84,608
Lamb Weston Holdings Inc - 144A 4.875% 05/15/2028	26,000	28,795
Performance Food Group Inc - 144A 5.500% 10/15/2027 Callable @ 102.750 10/15/2022	85,000	88,542
Performance Food Group Inc - 144A 6.875% 05/01/2025	10,000	10,637
Performance Food Group Inc 4.250% 08/01/2029 Callable @ 102.125 08/01/2024	65,000	65,955
Post Holdings Inc - 144A 5.750% 03/01/2027 Callable @ 102.875 03/01/2022	155,000	161,332
Post Holdings Inc - 144A 5.625% 01/15/2028 Callable @ 102.813 12/01/2022	110,000	115,775
Post Holdings Inc - 144A 5.500% 12/15/2029 Callable @ 102.750 12/15/2024	20,000	21,400
Post Holdings Inc - 144A 4.625% 04/15/2030 Callable @ 102.313 04/15/2025	50,000	50,937
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A 4.000% 10/15/2027 Callable @ 102.000 10/15/2023	153,000	152,809
Rite Aid Corp - 144A 7.500% 07/01/2025 Callable @ 103.750 07/01/2022	58,000	58,129
Rite Aid Corp - 144A 8.000% 11/15/2026 Callable @ 104.000 01/15/2023	179,000	179,671
Spectrum Brands Inc 5.750% 07/15/2025 Callable @ 100.958 07/15/2022	8,000	8,216
Spectrum Brands Inc - 144A 5.000% 10/01/2029 Callable @ 102.500 10/01/2024	108,000	114,345
Spectrum Brands Inc - 144A 5.500% 07/15/2030 Callable @ 102.750 07/15/2025	44,000	47,630
Spectrum Brands Inc - 144A 3.875% 03/15/2031 Callable @ 101.938 03/15/2026	19,000	19,040
TreeHouse Foods Inc 4.000% 09/01/2028 Callable @ 102.000 09/01/2023	32,000	32,040
		2,453,752

Energy (10.0%)
Antero Resources Corp - 144A 8.375% 07/15/2026 Callable @ 104.188 01/15/2024	23,000	26,021
Antero Resources Corp - 144A 7.625% 02/01/2029 Callable @ 103.813 02/01/2024	20,000	21,919
Antero Resources Corp - 144A 5.375% 03/01/2030 Callable @ 102.688 03/01/2025	23,000	23,428
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 03/01/2027 Callable @ 102.875 03/01/2022	5,000	5,150
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 01/15/2028 Callable @ 102.875 01/15/2023	75,000	78,375
Antero Midstream Partners LP - 144A 5.375% 06/15/2029 Callable @ 102.688 06/15/2024	51,000	52,374
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 7.875% 05/15/2026 Callable @ 103.938 05/15/2023	53,000	58,697
Apache Corp 4.625% 11/15/2025 Callable @ 100.000 08/15/2025	8,000	8,600
Apache Corp 4.875% 11/15/2027 Callable @ 100.000 05/15/2027	8,000	8,599
Archrock Partners LP / Archrock Partners Finance Corp - 144A 6.250% 04/01/2028 Callable @ 103.125 04/01/2023	37,000	37,694
Baytex Energy Corp - 144A 8.750% 04/01/2027 Callable @ 106.563 04/01/2023	70,000	70,000
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026 Callable @ 103.313 07/15/2022	25,000	25,938
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 7.625% 12/15/2025 Callable @ 103.812 12/15/2022	58,000	62,442
Buckeye Partners LP 3.950% 12/01/2026 Callable @ 100.000 09/01/2026	40,000	40,516
Buckeye Partners LP 4.125% 12/01/2027 Callable @ 100.000 09/01/2027	15,000	15,300
Buckeye Partners LP - 144A 4.125% 03/01/2025 Callable @ 100.000 02/01/2025	115,000	118,710
Buckeye Partners LP - 144A 4.500% 03/01/2028 Callable @ 100.000 12/01/2027	40,000	40,600
CNX Resources Corp - 144A 6.000% 01/15/2029 Callable @ 104.500 01/15/2024	45,000	47,644
California Resources Corp - 144A 7.125% 02/01/2026 Callable @ 103.565 02/01/2023	88,000	89,986
Cheniere Energy Partners LP 5.625% 10/01/2026 Callable @ 102.813 10/01/2021	39,000	40,272
Cheniere Energy Partners LP 4.500% 10/01/2029 Callable @ 102.250 10/01/2024	166,000	179,073
Cheniere Energy Inc 4.625% 10/15/2028 Callable @ 102.313 10/15/2023	85,000	89,619
Chesapeake Escrow Issuer LLC - 144A 5.500% 02/01/2026 Callable @ 102.750 02/05/2023	35,000	36,487
Chesapeake Escrow Issuer LLC - 144A 5.875% 02/01/2029 Callable @ 102.938 02/05/2024	37,000	39,312
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	356
Colgate Energy Partners III LLC - 144A 5.875% 07/01/2029 Callable @ 102.938 07/01/2024	22,000	22,826
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024 Callable @ 101.781 12/15/2021	45,000	46,237
Comstock Resources Inc - 144A 6.750% 03/01/2029 Callable @ 103.375 03/01/2024	97,000	100,880
Comstock Resources Inc 5.875% 01/15/2030 Callable @ 102.938 01/15/2025	33,000	33,175
Continental Resources Inc/OK - 144A 5.750% 01/15/2031	60,000	72,318
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025 Callable @ 101.875 05/15/2022	31,000	32,085
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp - 144A 5.625% 05/01/2027 Callable @ 102.813 05/01/2022	35,000	35,782
DCP Midstream Operating LP 5.375% 07/15/2025 Callable @ 100.000 04/15/2025	20,000	22,100
DCP Midstream Operating LP 5.625% 07/15/2027 Callable @ 100.000 04/15/2027	30,000	34,125
DT Midstream Inc - 144A 4.125% 06/15/2029 Callable @ 102.063 06/15/2024	50,000	51,280
DT Midstream Inc - 144A 4.375% 06/15/2031 Callable @ 102.188 06/15/2026	36,000	37,350
Devon Energy Corporation 8.250% 08/01/2023 Callable @ 100.000 06/01/2023	38,000	43,083
Devon Energy Corporation 5.875% 06/15/2028 Callable @ 102.938 06/15/2023	4,000	4,419
EQT Corp 6.125% 02/01/2025 Callable @ 100.000 01/01/2025	35,000	40,432
EQT Corp 5.000% 01/15/2029	18,000	20,353
EQT Corp - 144A 3.125% 05/15/2026 Callable @ 101.563 05/15/2023	26,000	26,746
EQT Corp - 144A 3.625% 05/15/2031 Callable @ 100.000 05/15/2030	21,000	22,243
EQM Midstream Partners LP 4.125% 12/01/2026 Callable @ 100.000 09/01/2026	47,000	47,468
EQM Midstream Partners LP 5.500% 07/15/2028 Callable @ 100.000 04/15/2028	10,000	10,825
EQM Midstream Partners LP - 144A 6.000% 07/01/2025 Callable @ 100.000 04/01/2025	40,000	43,563
EQM Midstream Partners LP - 144A 6.500% 07/01/2027 Callable @ 100.000 01/01/2027	25,000	28,063
EQM Midstream Partners LP - 144A 4.500% 01/15/2029 Callable @ 100.000 07/15/2028	39,000	39,469
EQM Midstream Partners LP - 144A 4.750% 01/15/2031 Callable @ 100.000 07/15/2030	49,000	49,857
Encino Acquisition Partners Holdings LLC - 144A 8.500% 05/01/2028 Callable @ 104.250 05/01/2024	100,000	99,968
Endeavor Energy Resources LP / EER Finance Inc 6.625% 07/15/2025 Callable @ 103.313 07/15/2022	24,000	25,380
EnLink Midstream LLC 5.375% 06/01/2029 Callable @ 100.000 03/01/2029	16,000	16,643
EnLink Midstream Partners LP 4.400% 04/01/2024 Callable @ 100.000 01/01/2024	65,000	68,296
EnLink Midstream Partners LP 4.150% 06/01/2025 Callable @ 100.000 03/01/2025	10,000	10,327
EnLink Midstream Partners LP 4.850% 07/15/2026 Callable @ 100.000 04/15/2026	25,000	26,133
FMG Resources August 2006 Pty Ltd - 144A 4.375% 04/01/2031 Callable @ 100.000 01/01/2031	58,000	63,145
GCI LLC - 144A 4.750% 10/15/2028 Callable @ 102.375 10/15/2023	108,000	112,455
Genesis Energy LP / Genesis Energy Finance Corp 6.250% 05/15/2026 Callable @ 103.125 02/15/2022	10,000	9,850
Genesis Energy LP / Genesis Energy Finance Corp 7.750% 02/01/2028 Callable @ 105.813 02/01/2023	41,000	41,418
Genesis Energy LP / Genesis Energy Finance Corp 8.000% 01/15/2027 Callable @ 104.000 10/15/2024	18,000	18,495
Global Infrastructure Solutions Inc - 144A 5.625% 06/01/2029 Callable @ 102.813 06/01/2024	50,000	51,312
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp 5.625% 02/15/2026 Callable @ 102.813 02/15/2022	25,000	26,000
Hess Midstream Operations LP - 144A 5.125% 06/15/2028 Callable @ 102.563 06/15/2023	55,000	57,613
Hilcorp Energy I LP / Hilcorp Finance Co - 144A 5.750% 02/01/2029 Callable @ 102.875 02/01/2024	38,000	38,692
Hilcorp Energy I LP / Hilcorp Finance Co - 144A 6.000% 02/01/2031 Callable @ 103.000 02/01/2026	8,000	8,330
Holly Energy Partners LP / Holly Energy Finance Corp - 144A 5.000% 02/01/2028 Callable @ 103.750 02/01/2023	35,000	35,482
MEG Energy Corp - 144A 6.500% 01/15/2025 Callable @ 101.625 01/15/2022	79,000	81,469
MEG Energy Corp - 144A 7.125% 02/01/2027 Callable @ 103.563 02/01/2023	87,000	91,286
MEG Energy Corp - 144A 5.875% 02/01/2029 Callable @ 102.938 02/01/2024	16,000	16,520
MPLX LP 4.875% 06/01/2025 Callable @ 100.000 03/01/2025	25,000	28,305
NGPL PipeCo LLC - 144A 4.875% 08/15/2027 Callable @ 100.000 02/15/2027	10,000	11,537
NGL Energy Operating LLC / NGL Energy Finance Corp - 144A 7.500% 02/01/2026 Callable @ 103.750 02/01/2023	37,000	38,018
NRG Energy Inc 5.750% 01/15/2028 Callable @ 102.875 01/15/2023	78,000	82,875
NRG Energy Inc - 144A 5.250% 06/15/2029 Callable @ 102.625 06/15/2024	64,000	68,640
Nabors Industries Inc 5.750% 02/01/2025 Callable @ 100.000 11/01/2024	69,000	58,647
NuStar Logistics LP 6.000% 06/01/2026 Callable @ 100.000 03/01/2026	50,000	54,000
NuStar Logistics LP 5.750% 10/01/2025 Callable @ 100.000 07/01/2025	21,000	22,890
NuStar Logistics LP 6.375% 10/01/2030 Callable @ 100.000 04/01/2030	66,000	73,253
Oasis Petroleum Inc - 144A 6.375% 06/01/2026 Callable @ 103.188 06/01/2023	26,000	26,910
Oasis Midstream Partners LP / OMP Finance Corp 8.000% 04/01/2029 Callable @ 104.000 04/01/2024	74,000	76,960
Occidental Petroleum Corp 3.500% 06/15/2025 Callable @ 100.000 03/15/2025	75,000	76,406
Occidental Petroleum Corp 3.400% 04/15/2026 Callable @ 100.000 01/15/2026	20,000	20,199
Occidental Petroleum Corp 3.200% 08/15/2026 Callable @ 100.000 06/15/2026	35,000	34,738
Occidental Petroleum Corp 8.000% 07/15/2025 Callable @ 100.000 04/15/2025	78,000	92,581
Occidental Petroleum Corp 8.500% 07/15/2027 Callable @ 100.000 01/15/2027	46,000	57,380
Occidental Petroleum Corp 8.875% 07/15/2030 Callable @ 100.000 01/15/2030	56,000	75,557
Occidental Petroleum Corp 5.875% 09/01/2025 Callable @ 100.000 06/01/2025	25,000	27,717
Occidental Petroleum Corp 6.375% 09/01/2028 Callable @ 100.000 03/01/2028	25,000	29,125
Occidental Petroleum Corp 6.625% 09/01/2030 Callable @ 100.000 03/01/2030	80,000	97,600
Occidental Petroleum Corp 5.500% 12/01/2025 Callable @ 100.000 09/01/2025	47,000	51,700
Occidental Petroleum Corp 6.125% 01/01/2031 Callable @ 100.000 07/01/2030	65,000	76,788
PBF Holding Co LLC / PBF Finance Corp 6.000% 02/15/2028 Callable @ 103.000 02/15/2023	35,000	18,280
PBF Holding Co LLC / PBF Finance Corp - 144A 9.250% 05/15/2025 Callable @ 104.625 05/15/2022	33,000	30,278
Precision Drilling Corp - 144A 7.125% 01/15/2026 Callable @ 103.563 11/15/2021	35,000	36,050
Precision Drilling Corp - 144A 6.875% 01/15/2029 Callable @ 103.438 01/15/2025	23,000	23,633
Range Resources Corp 4.875% 05/15/2025 Callable @ 100.000 02/15/2025	65,000	67,405
Range Resources Corp 9.250% 02/01/2026 Callable @ 106.938 02/01/2022	50,000	54,259
Range Resources Corp 8.250% 01/15/2029 Callable @ 104.125 01/15/2024	40,000	44,281
SM Energy Co 5.625% 06/01/2025 Callable @ 100.938 06/01/2022	30,000	29,399
SM Energy Co 6.500% 07/15/2028 Callable @ 103.250 07/15/2024	16,000	15,933
Southwestern Energy Co 6.700% 01/23/2025 Callable @ 100.000 10/23/2024	46,000	50,366
Southwestern Energy Co 7.500% 04/01/2026 Callable @ 103.750 04/01/2022	9,000	9,506
Southwestern Energy Co 7.750% 10/01/2027 Callable @ 103.875 10/01/2022	20,000	21,450
Southwestern Energy Co 8.375% 09/15/2028 Callable @ 104.188 09/15/2023	25,000	27,880
Sunoco LP / Sunoco Finance Corp 4.500% 05/15/2029 Callable @ 102.250 05/15/2024	104,000	106,340
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 09/15/2024 Callable @ 101.375 09/15/2021	55,000	55,696
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028 Callable @ 102.750 01/15/2023	55,000	56,238
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 03/01/2027 Callable @ 103.000 03/01/2023	40,000	41,300
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 7.500% 10/01/2025 Callable @ 105.625 10/01/2022	93,000	100,905
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 12/31/2030 Callable @ 103.000 12/31/2025	25,000	26,251
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.375% 02/01/2027 Callable @ 102.688 02/01/2022	24,000	24,870
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028 Callable @ 102.500 01/15/2023	40,000	42,061
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.875% 04/15/2026 Callable @ 102.938 04/15/2022	160,000	167,400
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.500% 07/15/2027 Callable @ 104.875 07/15/2022	108,000	117,315
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.875% 01/15/2029 Callable @ 103.438 01/15/2024	38,000	42,678
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.500% 03/01/2030 Callable @ 102.750 03/01/2025	15,000	16,517
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 4.875% 02/01/2031 Callable @ 102.438 02/01/2026	70,000	75,688
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 4.000% 01/15/2032 Callable @ 102.000 07/15/2026	62,000	64,090
Transocean Guardian Ltd - 144A 5.875% 01/15/2024 Callable @ 101.469 07/15/2022	25,460	24,123
Transocean Pontus Ltd - 144A 6.125% 08/01/2025 Callable @ 104.594 08/01/2021	33,350	32,933
Transocean Inc - 144A 11.500% 01/30/2027 Callable @ 105.750 07/30/2023	68,000	67,660
Vine Energy Holdings LLC 6.750% 04/15/2029 Callable @ 103.375 04/15/2024	101,000	105,293
		5,758,509

Financials (1.8%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026 Callable @ 100.000 08/15/2021	240,000	245,400
Ally Financial Inc 5.750% 11/20/2025 Callable @ 100.000 10/20/2025	95,000	108,606
(2)Citigroup Inc (LIBOR USD 3 Month + 3.905%), Callable @ 100 5/15/2025	10,000	11,000
Diamond 1 Finance Corp / Diamond 2 Finance Corp 6.020% 06/15/2026 Callable @ 100.000 03/15/2026	75,000	90,270
LPL Holdings Inc - 144A 4.625% 11/15/2027 Callable @ 102.313 11/15/2022	30,000	30,938
LPL Holdings Inc - 144A 4.000% 03/15/2029 Callable @ 102.000 03/15/2024	50,000	50,750
MSCI Inc - 144A 3.625% 09/01/2030 Callable @ 101.813 03/01/2025	10,000	10,512
Nationstar Mortgage Holdings Inc - 144A 6.000% 01/15/2027 Callable @ 101.500 01/15/2024	10,000	10,425
Nationstar Mortgage Holdings Inc - 144A 5.500% 08/15/2028 Callable @ 102.750 08/15/2023	88,000	89,430
Nationstar Mortgage Holdings Inc - 144A 5.125% 12/15/2030 Callable @ 102.563 12/15/2025	26,000	25,936
OneMain Finance Corp 4.000% 09/15/2030 Callable @ 102.000 09/15/2025	18,000	17,910
OneMain Finance Corp 3.500% 01/15/2027 Callable @ 101.750 01/15/2024	20,000	20,350
Quicken Loans Inc - 144A 5.250% 01/15/2028 Callable @ 102.625 01/15/2023	85,000	89,463
Quicken Loans LLC / Quicken Loans Co- 144A Issuer Inc - 3.625% 03/01/2029 Callable @ 101.813 03/01/2023	42,000	42,105
Quicken Loans LLC / Quicken Loans Co- 144A Issuer Inc - 3.875% 03/01/2031 Callable @ 101.938 03/01/2026	14,000	14,277
Springleaf Finance Corp 6.625% 01/15/2028 Callable @ 100.000 07/15/2027	24,000	27,720
Springleaf Finance Corp 5.375% 11/15/2029 Callable @ 100.000 05/15/2029	30,000	32,954
WMG Acquisition Corp - 144A 3.875% 07/15/2030 Callable @ 101.938 07/15/2025	25,000	25,688
WMG Acquisition Corp - 144A 3.000% 02/15/2031 Callable @ 101.500 02/15/2026	73,000	70,707
		1,014,441

Health Care (12.7%)
Ardent Health Services Inc 5.750% 07/15/2029 Callable @ 102.875 07/15/2024	39,000	39,439
Acadia Healthcare Co Inc - 144A 5.500% 07/01/2028 Callable @ 102.750 07/01/2023	32,000	34,120
Acadia Healthcare Co Inc - 144A 5.000% 04/15/2029 Callable @ 102.500 10/15/2023	50,000	52,375
AdaptHealth LLC - 144A 4.625% 08/01/2029 Callable @ 102.313 02/01/2024	46,000	45,826
Avantor Funding Inc - 144A 4.625% 07/15/2028 Callable @ 102.313 07/15/2023	149,000	156,823
Bausch Health Cos Inc - 144A 7.000% 01/15/2028 Callable @ 103.500 01/15/2023	55,000	57,750
Bausch Health Cos Inc - 144A 5.000% 01/30/2028 Callable @ 102.500 01/30/2023	70,000	66,763
Bausch Health Cos Inc - 144A 5.250% 01/30/2030 Callable @ 102.625 01/30/2025	126,000	118,586
Bausch Health Cos Inc - 144A 6.250% 02/15/2029 Callable @ 103.125 02/15/2024	10,000	9,949
Bausch Health Cos Inc - 144A 5.250% 02/15/2031 Callable @ 102.625 02/15/2026	36,000	33,750
Bausch Health Cos Inc - 144A 5.000% 02/15/2029 Callable @ 102.500 02/15/2024	49,000	45,999
Bausch Health Cos Inc - 144A 4.875% 06/01/2028 Callable @ 102.438 06/01/2024	75,000	77,157
CHS/Community Health Systems Inc - 144A 8.000% 03/15/2026 Callable @ 104.000 03/15/2022	70,000	75,048
CHS/Community Health Systems Inc - 144A 5.625% 03/15/2027 Callable @ 102.813 12/15/2023	45,000	47,644
CHS/Community Health Systems Inc - 144A 6.000% 01/15/2029 Callable @ 103.000 01/15/2024	24,000	25,530
CHS/Community Health Systems Inc - 144A 4.750% 02/15/2031 Callable @ 102.375 02/15/2026	40,000	40,600
CHS/Community Health Systems Inc 6.125% 04/01/2030 Callable @ 103.063 04/01/2025	38,000	38,495
Catalent Pharma Solutions Inc - 144A 3.125% 02/15/2029 Callable @ 101.563 02/15/2024	12,000	11,760
Centene Corp 4.250% 12/15/2027 Callable @ 102.125 12/15/2022	134,000	141,370
Centene Corp 4.625% 12/15/2029 Callable @ 102.313 12/15/2024	412,000	451,531
Centene Corp - 144A 5.375% 06/01/2026 Callable @ 102.688 06/01/2022	5,000	5,208
DaVita Inc - 144A 4.625% 06/01/2030 Callable @ 102.313 06/01/2025	121,000	125,084
DaVita Inc 3.750% 02/15/2031 Callable @ 101.875 02/15/2026	85,000	82,430
Emergent BioSolutions Inc - 144A 3.875% 08/15/2028 Callable @ 101.938 08/15/2023	57,000	56,644
Encompass Health Corp 4.500% 02/01/2028 Callable @ 102.250 02/01/2023	119,000	123,462
Encompass Health Corp 4.750% 02/01/2030 Callable @ 102.375 02/01/2025	25,000	26,687
Endo Luxembourg Finance Co I Sarl / Endo US Inc - 144A 6.125% 04/01/2029 Callable @ 104.594 04/01/2024	30,000	29,812
Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026 Callable @ 104.375 10/15/2021	135,000	99,546
Global Medical Response Inc - 144A 6.500% 10/01/2025 Callable @ 103.250 10/01/2021	50,000	51,875
*HCA Inc 5.375% 02/01/2025	370,000	419,358
*HCA Inc 5.875% 02/15/2026 Callable @ 100.000 08/15/2025	310,000	360,375
HCA Inc 3.500% 09/01/2030 Callable @ 102.500 03/01/2030	85,000	92,306
HCA Inc 5.375% 09/01/2026 Callable @ 100.000 03/01/2026	196,000	227,850
HCA Inc 5.625% 09/01/2028 Callable @ 100.000 03/01/2028	178,000	214,082
HealthSouth Corp 5.750% 09/15/2025 Callable @ 101.917 09/15/2021	55,000	56,444
Hill- 144A Rom Holdings Inc - 4.375% 09/15/2027 Callable @ 102.188 09/15/2022	75,000	78,239
Hologic Inc 4.625% 02/01/2028 Callable @ 102.312 02/01/2023	95,000	100,225
Hologic Inc - 144A 3.250% 02/15/2029 Callable @ 101.625 09/28/2023	107,000	108,072
IQVIA Inc - 144A 5.000% 10/15/2026 Callable @ 102.500 10/15/2021	200,000	205,500
Jaguar Holding Co II / Pharmaceutical Product Development LLC - 144A 5.000% 06/15/2028 Callable @ 102.500 06/15/2023	15,000	16,163
Jaguar Holding Co II / Pharmaceutical Product Development LLC - 144A 4.625% 06/15/2025	17,000	17,786
Jazz Securities DAC - 144A 4.375% 01/15/2029 Callable @ 102.188 07/15/2024	200,000	208,250
(4)Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.500% 04/15/2025 Callable @ 100.917 04/15/2022	45,000	29,813
(4)Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.625% 10/15/2023 Callable @ 100.000 10/15/2021	60,000	39,750
Molina Healthcare Inc - 144A 3.875% 11/15/2030 Callable @ 100.000 08/17/2030	40,000	42,350
Organon Finance 1 LLC - 144A 4.125% 04/30/2028 Callable @ 102.063 04/30/2024	200,000	205,082
Owens & Minor Inc - 144A 4.500% 03/31/2029 Callable @ 102.250 03/31/2024	51,000	52,275
Par Pharmaceutical Inc - 144A 7.500% 04/01/2027 Callable @ 105.625 04/01/2022	75,000	76,500
Prestige Brands Inc - 144A 5.125% 01/15/2028 Callable @ 102.563 01/15/2023	45,000	47,532
RP Escrow Issuer LLC - 144A 5.250% 12/15/2025 Callable @ 102.625 12/15/2022	22,000	22,495
Radiology Partners Inc - 144A 9.250% 02/01/2028 Callable @ 104.625 02/01/2023	45,000	48,488
Syneos Health Inc - 144A 3.625% 01/15/2029 Callable @ 101.813 01/15/2024	10,000	9,925
Tenet Healthcare Corp 4.625% 07/15/2024 Callable @ 100.000 07/15/2022	204,000	206,550
Tenet Healthcare Corp - 144A 6.250% 02/01/2027 Callable @ 103.125 02/01/2022	117,000	121,826
Tenet Healthcare Corp 4.875% 01/01/2026 Callable @ 102.438 03/01/2022	461,000	475,983
Tenet Healthcare Corp 5.125% 11/01/2027 Callable @ 102.563 11/01/2022	255,000	267,113
Tenet Healthcare Corp - 144A 7.500% 04/01/2025 Callable @ 103.750 04/01/2022	30,000	32,250
Tenet Healthcare Corp 4.625% 06/15/2028 Callable @ 102.313 06/15/2023	33,000	34,155
Tenet Healthcare Corp 4.250% 06/01/2029 Callable @ 102.125 06/01/2024	50,000	51,000
*Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025 Callable @ 101.021 04/15/2022	307,000	313,332
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025 Callable @ 101.375 11/01/2021	75,000	76,594
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025 Callable @ 104.500 12/15/2021	404,000	431,270
Bausch Health Americas Inc - 144A 9.250% 04/01/2026 Callable @ 104.625 04/01/2022	250,000	270,625
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027 Callable @ 104.250 07/31/2022	99,000	107,034
		7,237,855

Industrials (10.7%)
ACCO Brands Corp - 144A 4.250% 03/15/2029 Callable @ 102.125 03/15/2024	125,000	124,844
ADT Security Corp/The - 144A 4.125% 08/01/2029 Callable @ 100.000 08/01/2028	70,000	70,495
APi Group DE Inc - 144A 4.125% 07/15/2029 Callable @ 102.063 07/15/2024	41,000	39,976
ATS Automation Tooling Systems Inc - 144A 4.125% 12/15/2028 Callable @ 102.063 12/15/2023	49,000	49,857
American Airlines Inc/AAdvantage Loyalty IP Ltd - 144A 5.500% 04/20/2026	95,000	99,394
American Airlines Inc/AAdvantage Loyalty IP Ltd - 144A 5.750% 04/20/2029	65,000	70,131
Advanced Drainage Systems Inc - 144A 5.000% 09/30/2027 Callable @ 102.500 09/30/2022	26,000	27,136
Arconic Inc 5.900% 02/01/2027	95,000	112,480
Allison Transmission Inc - 144A 4.750% 10/01/2027 Callable @ 102.375 10/01/2022	78,000	81,315
Allison Transmission Inc - 144A 3.750% 01/30/2031 Callable @ 101.875 01/30/2026	65,000	64,675
Arconic Rolled Products Corp - 144A 6.125% 02/15/2028 Callable @ 103.063 02/15/2023	118,000	125,670
Arconic Corp - 144A 6.000% 05/15/2025 Callable @ 103.000 05/15/2022	48,000	50,760
Ashtead Capital Inc - 144A 4.125% 08/15/2025 Callable @ 102.063 08/15/2021	200,000	204,250
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.250% 03/15/2025 Callable @ 100.875 03/15/2022	45,000	45,506
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.750% 07/15/2027 Callable @ 102.875 07/15/2022	25,000	26,062
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.750% 07/15/2027 Callable @ 102.875 07/15/2022	35,000	36,400
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.375% 03/01/2029 Callable @ 102.688 03/01/2024	108,000	112,320
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 4.750% 04/01/2028 Callable @ 102.375 04/01/2024	70,000	71,031
BWX Technologies Inc - 144A 4.125% 06/30/2028 Callable @ 102.063 06/30/2023	29,000	29,725
BWX Technologies Inc - 144A 4.125% 04/15/2029 Callable @ 102.063 04/15/2024	63,000	64,495
Bombardier Inc - 144A 7.500% 03/15/2025 Callable @ 101.250 03/15/2022	90,000	91,787
Bombardier Inc - 144A 7.125% 06/15/2026 Callable @ 103.563 06/15/2023	22,000	22,826
Brink’s Co/The - 144A 5.500% 07/15/2025 Callable @ 102.750 07/15/2022	40,000	42,050
Builders FirstSource Inc - 144A 4.250% 02/01/2032 Callable @ 102.125 08/01/2026	54,000	55,148
CVR Partners LP / CVR Nitrogen Finance Corp - 144A 6.125% 06/15/2028 Callable @ 103.063 06/15/2024	52,000	54,092
Clean Harbors Inc - 144A 4.875% 07/15/2027 Callable @ 102.438 07/15/2022	20,000	20,975
CoreCivic Inc 8.250% 04/15/2026 Callable @ 104.125 04/15/2024	64,000	67,836
Dycom Industries Inc - 144A 4.500% 04/15/2029 Callable @ 102.250 04/15/2024	30,000	30,375
EnPro Industries Inc 5.750% 10/15/2026 Callable @ 104.313 10/15/2021	66,000	69,300
First Student Bidco Inc / First Transit Parent Inc 4.000% 07/31/2029 Callable @ 102.000 07/31/2024	77,000	77,096
GFL Environmental Inc - 144A 5.125% 12/15/2026 Callable @ 102.563 12/15/2022	70,000	73,621
GFL Environmental Inc - 144A 3.750% 08/01/2025 Callable @ 101.875 08/01/2022	34,000	34,977
GFL Environmental Inc - 144A 4.000% 08/01/2028 Callable @ 102.000 08/01/2023	26,000	25,694
GFL Environmental Inc - 144A 4.750% 06/15/2029 Callable @ 102.375 06/08/2024	45,000	46,514
GPC Merger Sub Inc - 144A 7.125% 08/15/2028 Callable @ 103.563 08/15/2023	34,000	36,252
Griffon Corp 5.750% 03/01/2028 Callable @ 102.875 03/01/2023	115,000	120,994
Herc Holdings Inc - 144A 5.500% 07/15/2027 Callable @ 102.750 07/15/2022	135,000	141,581
Hexion Inc - 144A 7.875% 07/15/2027 Callable @ 103.938 07/15/2022	65,000	69,875
HERTZ CORP 6.250% 10/15/2022	25,000	750
HERTZ CORP 5.500% 10/15/2024	148,000	4,440
HERTZ CORP 7.125% 08/01/2026	80,000	6,200
HERTZ CORP 6.000% 01/15/2028	20,000	1,550
Howmet Aerospace Inc 6.875% 05/01/2025 Callable @ 100.000 04/01/2025	45,000	52,367
Iron Mountain Inc - 144A 4.875% 09/15/2027 Callable @ 102.438 09/15/2022	12,000	12,435
Iron Mountain Inc 4.500% 02/15/2031 Callable @ 102.250 02/15/2026	44,000	44,990
Jeld-Wen Inc - 144A 4.625% 12/15/2025 Callable @ 101.156 12/15/2021	45,000	45,845
Jeld-Wen Inc - 144A 4.875% 12/15/2027 Callable @ 102.438 12/15/2022	5,000	5,187
Jeld-Wen Inc - 144A 6.250% 05/15/2025 Callable @ 103.124 05/15/2022	45,000	47,813
Madison IAQ LLC - 144A 4.125% 06/30/2028 Callable @ 102.063 06/30/2024	105,000	105,154
Madison IAQ LLC - 144A 5.875% 06/30/2029 Callable @ 102.938 06/30/2024	65,000	65,696
Manitowoc Foodservice Inc 9.500% 02/15/2024 Callable @ 100.000 02/15/2022	30,000	31,125
Masonite International Corp - 144A 5.375% 02/01/2028 Callable @ 102.688 02/01/2023	35,000	37,231
MasTec Inc - 144A 4.500% 08/15/2028 Callable @ 102.250 08/15/2023	104,000	109,670
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd - 144A 6.500% 06/20/2027 Callable @ 103.250 06/30/2023	105,000	114,188
Mueller Water Products Inc 4.000% 06/15/2029 Callable @ 100.000 06/15/2024	105,000	108,544
NESCO Holdings II Inc - 144A 5.500% 04/15/2029 Callable @ 102.750 04/15/2024	41,000	42,309
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.625% 10/01/2028 Callable @ 102.813 10/01/2023	55,000	58,094
PGT Escrow Issuer Inc - 144A 6.750% 08/01/2026 Callable @ 105.063 08/01/2021	45,000	47,025
Pike Corp - 144A 5.500% 09/01/2028 Callable @ 102.750 09/01/2023	35,000	35,713
Prime Security Services Borrower LLC / Prime Finance Inc - 144A 5.750% 04/15/2026	5,000	5,475
Prime Security Services Borrower LLC / Prime Finance Inc 3.375% 08/31/2027 Callable @ 100.000 08/31/2026	120,000	116,724
ADT Security Corp/The - 144A 4.875% 07/15/2032	158,000	163,925
RBS Global Inc / Rexnord LLC - 144A 4.875% 12/15/2025 Callable @ 101.219 12/15/2021	20,000	20,400
SPX FLOW Inc - 144A 5.875% 08/15/2026 Callable @ 102.938 08/15/2021	45,000	46,485
SRS Distribution Inc - 144A 4.625% 07/01/2028 Callable @ 102.313 07/01/2024	63,000	64,260
SRS Distribution Inc - 144A 6.125% 07/01/2029 Callable @ 103.063 07/01/2024	32,000	32,709
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	192,600
Sensata Technologies BV - 144A 5.000% 10/01/2025	2,000	2,233
Sensata Technologies BV - 144A 4.000% 04/15/2029 Callable @ 102.000 04/15/2024	50,000	51,313
Sensata Technologies Inc - 144A 3.750% 02/15/2031 Callable @ 101.875 02/15/2026	18,000	18,135
Delta Air Lines Inc / SkyMiles IP Ltd - 144A 4.500% 10/20/2025	36,667	39,417
Delta Air Lines Inc / SkyMiles IP Ltd - 144A 4.750% 10/20/2028	51,334	57,366
Spirit AeroSystems Inc - 144A 7.500% 04/15/2025 Callable @ 103.750 04/15/2022	108,000	114,480
Spirit AeroSystems Inc - 144A 5.500% 01/15/2025 Callable @ 102.750 10/15/2022	25,000	26,250
Standard Industries Inc/NJ - 144A 5.000% 02/15/2027	85,000	87,656
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028 Callable @ 102.375 01/15/2023	90,000	93,682
Standard Industries Inc/NJ - 144A 3.375% 01/15/2031 Callable @ 101.688 07/15/2025	61,000	59,149
Stericycle Inc - 144A 3.875% 01/15/2029 Callable @ 101.938 11/15/2023	100,000	101,375
Stevens Holding Co Inc - 144A 6.125% 10/01/2026 Callable @ 101.531 10/01/2023	40,000	42,900
Terex Corp - 144A 5.000% 05/15/2029 Callable @ 102.500 05/15/2024	28,000	29,015
TransDigm Inc - 144A 6.250% 03/15/2026 Callable @ 103.125 03/15/2022	70,000	73,510
TriMas Corp - 144A 4.125% 04/15/2029 Callable @ 102.063 04/15/2024	48,000	48,720
Triton Water Holdings Inc - 144A 6.250% 04/01/2029 Callable @ 103.125 04/01/2024	137,000	137,171
Triumph Group Inc 7.750% 08/15/2025 Callable @ 103.875 08/15/2021	75,000	75,375
Triumph Group Inc - 144A 6.250% 09/15/2024 Callable @ 101.563 09/15/2021	10,000	10,050
Triumph Group Inc - 144A 8.875% 06/01/2024 Callable @ 104.438 02/01/2023	5,000	5,538
United Airlines Inc - 144A 4.375% 04/15/2026 Callable @ 100.000 10/15/2025	67,000	68,935
United Rentals North America Inc 3.875% 02/15/2031 Callable @ 101.938 08/15/2025	35,000	36,002
United Rentals North America Inc 5.875% 09/15/2026 Callable @ 102.938 09/15/2021	35,000	36,154
United Rentals North America Inc 5.500% 05/15/2027 Callable @ 102.750 05/15/2022	131,000	137,714
United Rentals North America Inc 4.875% 01/15/2028 Callable @ 102.438 01/15/2023	134,000	141,504
Wabash National Corp - 144A 5.500% 10/01/2025 Callable @ 101.375 10/01/2021	90,000	91,350
WESCO Distribution Inc - 144A 7.125% 06/15/2025	60,000	64,499
WESCO Distribution Inc - 144A 7.250% 06/15/2028 Callable @ 103.625 06/15/2023	60,000	66,846
White Cap Buyer LLC - 144A 6.875% 10/15/2028 Callable @ 103.438 10/15/2023	19,000	20,287
Wolverine Escrow LLC - 144A 13.125% 11/15/2027 Callable @ 109.844 11/15/2022	20,000	16,600
Wolverine Escrow LLC - 144A 9.000% 11/15/2026 Callable @ 106.750 11/15/2022	109,000	105,173
Wolverine Escrow LLC - 144A 8.500% 11/15/2024 Callable @ 106.375 11/15/2021	5,000	4,854
XPO Logistics Inc - 144A 6.125% 09/01/2023 Callable @ 100.000 09/01/2021	20,000	20,084
		6,089,756

Information Technology (5.7%)
ACI Worldwide Inc - 144A 5.750% 08/15/2026 Callable @ 104.313 08/15/2021	64,000	66,960
Ahead DB Holdings LLC - 144A 6.625% 05/01/2028 Callable @ 103.313 05/01/2024	38,000	39,140
Ascend Learning LLC - 144A 6.875% 08/01/2025	42,000	42,787
BY Crown Parent LLC / BY Bond Finance Inc - 144A 4.250% 01/31/2026 Callable @ 102.125 07/31/2022	34,000	35,616
Black Knight InfoServ LLC - 144A 3.625% 09/01/2028 Callable @ 101.813 09/01/2023	65,000	65,134
Booz Allen Hamilton Inc - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	89,000	90,780
Booz Allen Hamilton Inc - 144A 4.000% 07/01/2029 Callable @ 102.000 07/01/2024	52,000	53,560
CDK Global Inc - 144A 5.250% 05/15/2029 Callable @ 102.625 05/15/2024	55,000	59,812
CDW LLC / CDW Finance Corp 4.250% 04/01/2028 Callable @ 102.125 10/01/2022	60,000	62,309
CDW LLC / CDW Finance Corp 3.250% 02/15/2029 Callable @ 101.625 02/15/2023	34,000	34,113
Clarivate Science Holdings Corp - 144A 3.875% 06/30/2028 Callable @ 101.938 06/30/2024	40,000	40,330
Clarivate Science Holdings Corp - 144A 4.875% 06/30/2029 Callable @ 102.438 06/30/2024	44,000	44,314
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025 Callable @ 101.000 06/15/2022	103,000	104,545
CommScope Finance LLC - 144A 8.250% 03/01/2027 Callable @ 104.125 03/01/2022	170,000	179,987
CommScope Inc - 144A 5.500% 03/01/2024 Callable @ 101.375 03/01/2022	15,000	15,429
CommScope Finance LLC - 144A 6.000% 03/01/2026 Callable @ 103.000 03/01/2022	151,000	157,417
Dell International LLC / EMC Corp 6.100% 07/15/2027 Callable @ 100.000 05/15/2027	15,000	18,570
Dell International LLC / EMC Corp 6.200% 07/15/2030 Callable @ 100.000 04/15/2030	15,000	19,419
Diebold Nixdorf Inc - 144A 9.375% 07/15/2025 Callable @ 104.688 07/15/2022	33,000	36,259
Entegris Inc - 144A 4.375% 04/15/2028 Callable @ 102.188 04/15/2023	56,000	58,800
Entegris Inc - 144A 3.625% 05/01/2029 Callable @ 102.719 05/01/2024	34,000	34,850
Gartner Inc - 144A 4.500% 07/01/2028 Callable @ 102.250 07/01/2023	205,000	216,787
Gartner Inc - 144A 3.625% 06/15/2029 Callable @ 101.813 06/15/2024	15,000	15,357
Imola Merger Corp - 144A 4.750% 05/15/2029 Callable @ 102.375 05/15/2024	239,000	246,693
Microchip Technology Inc 4.250% 09/01/2025	22,000	23,175
NCR Corp - 144A 5.750% 09/01/2027 Callable @ 102.875 09/01/2022	108,000	113,940
NCR Corp - 144A 6.125% 09/01/2029 Callable @ 103.063 09/01/2024	75,000	81,338
NCR Corp - 144A 8.125% 04/15/2025 Callable @ 104.063 04/15/2022	24,000	26,070
NCR Corp - 144A 5.000% 10/01/2028 Callable @ 102.500 10/01/2023	25,000	25,750
NCR Corp - 144A 5.125% 04/15/2029 Callable @ 102.563 04/15/2024	100,000	104,084
Nuance Communications Inc 5.625% 12/15/2026 Callable @ 102.813 12/15/2021	25,000	26,031
ON Semiconductor Corp - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	118,000	122,921
Plantronics Inc - 144A 4.750% 03/01/2029 Callable @ 102.375 03/01/2024	130,000	126,751
Presidio Holdings Inc - 144A 4.875% 02/01/2027 Callable @ 102.438 02/01/2023	30,000	30,918
SS&C Technologies Inc - 144A 5.500% 09/30/2027 Callable @ 104.125 03/30/2022	165,000	174,628
Sabre GLBL Inc - 144A 9.250% 04/15/2025	30,000	35,191
Sabre GLBL Inc - 144A 7.375% 09/01/2025 Callable @ 103.688 09/01/2022	35,000	37,379
Science Applications International Corp - 144A 4.875% 04/01/2028 Callable @ 102.438 04/01/2023	30,000	31,462
Sinclair Television Group Inc - 144A 5.125% 02/15/2027 Callable @ 102.563 08/15/2021	20,000	19,900
Square Inc 2.750% 06/01/2026 Callable @ 100.000 05/01/2026	75,000	76,688
Square Inc 3.500% 06/01/2031 Callable @ 100.000 03/01/2031	75,000	77,813
Switch Ltd 3.750% 09/15/2028 Callable @ 101.875 09/15/2023	48,000	48,960
Switch Ltd - 144A 4.125% 06/15/2029 Callable @ 102.063 06/15/2024	23,000	23,696
Synaptics Inc 4.000% 06/15/2029 Callable @ 102.000 06/15/2024	22,000	22,305
Twilio Inc 3.625% 03/15/2029	20,000	20,476
Twilio Inc 3.875% 03/15/2031	20,000	20,918
Vertical US Newco Inc 5.250% 07/15/2027 Callable @ 102.625 07/15/2023	200,000	211,210
ZoomInfo Technologies LLC/ZoomInfo Finance Corp - 144A 3.875% 02/01/2029 Callable @ 101.938 02/01/2024	52,000	51,941
		3,272,513
Materials (6.7%)
Alcoa Nederland Holding BV - 144A 7.000% 09/30/2026 Callable @ 103.500 09/30/2021	200,000	208,750
Allegheny Technologies Inc 5.875% 12/01/2027 Callable @ 102.938 12/01/2022	66,000	68,833
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 5.250% 08/15/2027 Callable @ 102.625 08/15/2022	200,000	204,220
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750% 06/15/2027 Callable @ 102.375 06/15/2023	150,000	158,062
Berry Global Escrow Corp - 144A 4.875% 07/15/2026 Callable @ 102.438 07/15/2022	90,000	94,950
Big River Steel LLC / BRS Finance Corp - 144A 6.625% 01/31/2029 Callable @ 103.313 09/15/2023	45,000	49,445
Boise Cascade Co - 144A 4.875% 07/01/2030 Callable @ 102.438 07/01/2025	10,000	10,587
BWAY Holding Co - 144A 5.500% 04/15/2024 Callable @ 100.000 04/15/2022	185,000	186,156
Mauser Packaging Solutions Holding Co - 144A 7.250% 04/15/2025 Callable @ 100.000 04/15/2022	95,000	92,506
Carpenter Technology Corp 6.375% 07/15/2028 Callable @ 103.188 07/15/2023	30,000	32,979
Chemours Co/The 7.000% 05/15/2025	75,000	77,437
Chemours Co/The - 144A 5.750% 11/15/2028 Callable @ 102.875 11/15/2023	68,000	72,165
Cleveland- 144A Cliffs Inc - 4.625% 03/01/2029 Callable @ 102.313 03/01/2024	40,000	42,450
Cleveland- 144A Cliffs Inc - 4.875% 03/01/2031 Callable @ 102.438 03/01/2026	29,000	31,320
Element Solutions Inc - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	75,000	76,521
Forterra Finance LLC / FRTA Finance Corp 6.500% 07/15/2025 Callable @ 103.250 07/15/2022	30,000	32,181
Freeport McMoRan Inc 5.450% 03/15/2043 Callable @ 100.000 09/15/2042	15,000	19,282
Freeport McMoRan Inc 4.125% 03/01/2028 Callable @ 102.063 03/01/2023	66,000	69,135
Freeport McMoRan Inc 4.375% 08/01/2028 Callable @ 102.188 08/01/2023	107,000	113,287
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026 Callable @ 101.375 04/15/2022	140,000	143,360
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	11,113
Greif Inc - 144A 6.500% 03/01/2027 Callable @ 103.250 03/01/2022	65,000	68,412
*INEOS Group Holdings SA - 144A 5.625% 08/01/2024 Callable @ 100.000 08/01/2021	200,000	199,986
Kaiser Aluminum Corp - 144A 4.625% 03/01/2028 Callable @ 102.313 03/01/2023	25,000	26,100
Kaiser Aluminum Corp - 144A 4.500% 06/01/2031 Callable @ 102.250 06/01/2026	30,000	31,200
LABL Escrow Issuer LLC - 144A 10.500% 07/15/2027 Callable @ 105.250 07/15/2022	55,000	60,500
LABL Escrow Issuer LLC - 144A 6.750% 07/15/2026 Callable @ 103.375 07/15/2022	120,000	127,340
Macy’s Inc 8.375% 06/15/2025 Callable @ 104.188 06/15/2022	49,000	53,410
NOVA Chemicals Corp - 144A 4.875% 06/01/2024 Callable @ 100.000 03/03/2024	30,000	31,613
NOVA Chemicals Corp - 144A 5.250% 06/01/2027 Callable @ 100.000 03/03/2027	130,000	140,075
NOVA Chemicals Corp - 144A 4.250% 05/15/2029 Callable @ 102.125 05/15/2024	106,000	107,231
Novelis Corp - 144A 5.875% 09/30/2026 Callable @ 101.958 09/30/2022	45,000	46,629
Novelis Corp - 144A 4.750% 01/30/2030 Callable @ 102.375 01/30/2025	45,000	47,916
#Novelis Corp - 144A 3.250% 11/15/2026 Callable @ 101.625 11/15/2023	43,000	43,645
#Novelis Corp - 144A 3.875% 08/15/2031 Callable @ 101.938 08/15/2026	22,000	22,225
Owens-Brockway Glass Container Inc - 144A 6.625% 05/13/2027	58,000	62,640
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025 Callable @ 101.813 04/01/2022	75,000	77,250
+^(1)(4)Reichhold Industries Inc - 144A .000% (11.000%) 05/08/2040	97,425	0
Scotts Miracle Gro Co/The 5.250% 12/15/2026 Callable @ 102.625 12/15/2021	135,000	140,026
Scotts Miracle Gro Co/The 4.500% 10/15/2029 Callable @ 102.250 10/15/2024	14,000	14,597
Scotts Miracle- 144A Gro Co/The - 4.000% 04/01/2031 Callable @ 102.000 04/01/2026	71,000	71,350
Summit Materials LLC / Summit Materials Finance Corp - 144A 5.250% 01/15/2029 Callable @ 102.650 07/15/2023	19,000	20,164
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025 Callable @ 101.792 09/01/2021	110,000	112,277
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.125% 04/01/2029 Callable @ 102.563 04/01/2024	141,000	143,468
Trivium Packaging Finance BV - 144A 5.500% 08/15/2026 Callable @ 102.750 08/15/2022	200,000	209,000
United States Steel Corp 6.875% 03/01/2029 Callable @ 103.438 03/01/2024	47,000	51,015
Valvoline Inc - 144A 4.250% 02/15/2030 Callable @ 102.125 02/15/2025	35,000	36,225
Venator Finance Sarl / Venator Materials LLC - 144A 9.500% 07/01/2025 Callable @ 107.125 07/01/2022	40,000	44,400
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025 Callable @ 101.438 07/15/2022	50,000	48,000
		3,831,433

Real Estate (0.5%)
GEO Group Inc/The 5.875% 10/15/2024 Callable @ 100.979 10/15/2021	55,000	48,950
Kennedy Wilson Inc 4.750% 03/01/2029 Callable @ 102.375 03/01/2024	20,000	20,525
Kennedy Wilson Inc 5.000% 03/01/2031 Callable @ 102.500 03/01/2026	20,000	20,500
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.750% 02/01/2027 Callable @ 100.000 11/01/2026	44,000	49,171
Outfront Media Capital LLC / Outfront Media Capital Corp - 144A 5.000% 08/15/2027 Callable @ 102.500 08/15/2022	40,000	40,800
RHP Hotel Properties LP / RHP Finance Corp - 144A 4.500% 02/15/2029 Callable @ 102.250 02/15/2024	98,000	98,980
		278,926

Utilities (1.1%)
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026 Callable @ 100.000 05/20/2026	70,000	78,400
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025 Callable @ 100.000 02/20/2025	40,000	44,124
Calpine Corp - 144A 5.250% 06/01/2026 Callable @ 101.750 06/01/2022	14,000	14,404
Calpine Corp - 144A 4.625% 02/01/2029 Callable @ 102.313 02/01/2024	24,000	23,670
Calpine Corp - 144A 5.000% 02/01/2031 Callable @ 102.500 02/01/2026	30,000	30,300
NRG Energy Inc 7.250% 05/15/2026 Callable @ 102.417 05/15/2022	40,000	41,608
NRG Energy Inc 6.625% 01/15/2027 Callable @ 102.208 07/15/2022	35,000	36,232
NRG Energy Inc - 144A 3.375% 02/15/2029 Callable @ 101.688 02/15/2024	23,000	22,885
NRG Energy Inc - 144A 3.625% 02/15/2031 Callable @ 101.813 02/15/2026	18,000	18,135
PG&E Corp 5.000% 07/01/2028 Callable @ 102.500 07/01/2023	40,000	38,950
PG&E Corp 5.250% 07/01/2030 Callable @ 102.625 07/01/2025	10,000	9,747
Suburban Propane Partners LP/Suburban Energy Finance Corp - 144A 5.000% 06/01/2031 Callable @ 102.500 06/01/2026	28,000	29,085
Vistra Operations Co LLC - 144A 5.625% 02/15/2027 Callable @ 102.813 02/15/2022	167,000	173,262
Vistra Operations Co LLC - 144A 5.000% 07/31/2027 Callable @ 102.500 07/31/2022	75,000	77,438
Vistra Operations Co LLC - 144A 4.375% 05/01/2029 Callable @ 102.188 05/01/2024	22,000	22,550
		660,790

TOTAL CORPORATE BONDS (COST: $49,746,804)		$51,058,427

COMMON STOCKS (2.5%)
Communication Services (0.1%)	Shares
Frontier Communications Parent Inc	4,802	143,628
(3)iHeartMedia Inc	1,902	49,167
		192,795

Consumer Discretionary (1.0%)
VICI Properties, Inc	11,632	362,802
(3)Clear Channel Outdoor Holdings Inc	4,640	12,342
+^MyTheresa Series B Common Shares	21,320	120,458
^NMG Equity Shares	203	28,423
^NMG Equity Shares-Restricted	37	5,320
+^(3)Claire’s Stores	58	12,325
		541,670

Energy (0.9%)
Chesapeake Energy Corp	5	270
^EP Energy Corp	2,035	201,465
Oasis Petroleum Inc	1,966	180,302
Whiting Petroleum	1,548	72,601
(3)Battalion Oil Corp	297	3,835
		458,473

Health Care (0.1%)
+^(3)International Oncology Care Inc	1,633	16,476

Industrials (0%)
+^(3)Remington Outdoor Co	125,125	0

Material (0.4%)
+^(3)Reichhold Cayman	162	228,906

TOTAL COMMON STOCK (COST: $1,124,251)		$1,438,320

CONVERTIBLE PREFERRED STOCKS (0.3%)
Consumer Discretionary (0.3%)	Shares
+^Myt Holding Co Series A - 144A	53,840	54,930
+^Claire’s Stores Inc 14.000%	36	85,500
		140,430

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $77,874)		$140,430

WARRANTS (0%)
Consumer Discretionary (0%)
+^(3)NMG Warrants	690	13,455

Energy (0%)
^Chesapeake Energy Corp	11	237

TOTAL WARRANTS (COST: $1,797)		$13,692

TOTAL INVESTMENTS IN SECURITIES (COST: $50,950,726) (92.1%)		$52,650,869
OTHER ASSETS LESS LIABILITIES (7.9%)		$4,502,161

NET ASSETS (100%)		$57,153,030

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of July 31, 2021.

(3) Non-income producing security.
(4) Issue is in default.
+ The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs. See Note 3.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur.
^ Deemed by management to be illiquid security. See Note 2. Total fair value of illiquid securities amount to $767,495, representing 1.3% of net assets as of July 31, 2021.
#When-issued purchase as of July 31, 2021.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A Securities amounts to $32,324,507, representing 56.6% of net assets as of July 31, 2021.

PLC - Public Limited Company
LIBOR - London InterBank Offered Rate

LIBOR USD 3 Month – 3 Month US Dollar LIBOR, rate disclosed at as of July 31, 2021, based on the last reset date of the security.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PORTFOLIO MARKET SECTORS July 31, 2021

Energy	73.0%
Industrials	8.2%
Utilities	7.2%
Cash Equivalents and Other	4.1%
Information Technologies	3.8%
Materials	2.3%
Consumer Staples	1.4%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2021

		Fair
	Shares	Value
COMMON STOCKS (95.9%)

Energy (73.0%)
Archrock Inc	320,000	$2,755,200
Baker Hughes a GE Co	199,000	4,226,760
Cabot Oil & Gas Corp	175,000	2,800,000
Cactus Inc	212,000	7,640,480
Canadian Natural Resources Ltd	70,000	2,311,400
ChampionX Corp	190,000	4,415,600
*Cheniere Energy Inc	58,000	4,925,940
ConocoPhillips	40,000	2,242,400
DMC Global Inc	41,000	1,794,570
Devon Energy Corp	228,000	5,891,520
Diamondback Energy Inc	55,000	4,242,150
Enbridge Inc	105,000	4,131,750
Exxon Mobil Corp	65,000	3,742,050
HollyFrontier Corp	46,000	1,352,400
Kinder Morgan Inc/DE	70,000	1,216,600
*Magnolia Oil & Gas Corp	70,000	980,000
Marathon Oil Corp	80,000	927,200
New Fortress Energy Inc	25,000	757,750
NexTier Oilfield Solutions Inc	50,000	191,000
Phillips 66	60,000	4,405,800
Pioneer Natural Resources Co	48,000	6,977,760
*ProPetro Holding Corp	200,000	1,510,000
Solaris Oilfield Infrastructure Inc	220,000	1,914,000
TransCanada Corp	30,000	1,461,900
Valero Energy Corp	38,000	2,544,860
Williams Cos Inc/The	110,000	2,755,500
National Energy Services Reunited Corp	130,000	1,677,000
		79,791,590
Industrials (8.2%)
Array Technologies Inc	73,000	988,420
Bloom Energy Corp	38,000	828,400
Hyliion Holdings Corp	42,000	407,400
Plug Power Inc	36,000	982,080
Quanta Services Inc	18,000	1,636,200
Shoals Technologies Group Inc	27,000	785,430
Sunrun Inc	63,000	3,337,110
		8,965,040
Consumer Staples (1.4%)
Darling Ingredients Inc	23,000	1,588,610

Information Technologies (3.8%)
*First Solar Inc	11,600	2,199,360
*SolarEdge Technologies Inc	7,400	1,920,152
		4,119,512
Materials (2.3%)
Newmont Corp	25,000	1,570,500
Olin Corp	20,000	940,600
		2,511,100
Utilities (7.2%)
Ameren Corp	11,000	923,120
NextEra Energy Inc	36,000	2,804,400
Sunnova Energy International Inc	109,000	4,152,900
		7,880,420

TOTAL COMMON STOCKS (COST: $83,710,180)		$104,856,272

OTHER ASSETS AND LIABILITIES (4.1%)		$4,523,855

NET ASSETS (100.0%)		$109,380,127

* Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND

PORTFOLIO MARKET SECTORS July 31, 2021

Mortgage Backed Securities	97.3%
Cash Equivalents and Other	2.7%

100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2021

	Principal	Fair
	Amount	Value
MORTGAGE BACKED SECURITIES (97.3%)

Fannie Mae Pool (36.5%)
FN 555531 5.5% 6/1/2033	$90,097	$104,019
FN BP6466 3% 7/1/2050	266,216	278,997
FN BQ5343 2.5% 10/1/2050	189,811	197,813
FN FM5376 2% 1/1/2036	565,304	586,935
FN FM3903 2% 8/1/2040	282,500	289,468
FN AL7654 3% 9/1/2035	148,286	157,985
FN MA4043 3% 6/1/2035	211,865	223,074
FN MA3689 4% 5/1/2029	160,794	172,168
FN CA1939 4% 6/1/2028	217,535	231,851
FN AS9698 3.5% 5/1/2032	320,124	344,973
FN MA4400 3% 8/1/2051	300,000	316,445
FN MA4054 2.5% 6/1/2040	269,656	280,952
FN MA4076 3% 7/1/2035	328,908	346,566
FN 745751 5.5% 9/1/2035	23,551	27,317
FN BM1231 3.5% 11/1/2031	225,264	240,501
FN FM1487 4% 9/1/2039	46,328	49,841
FN 888073 5.5% 2/1/2035	17,983	20,739
FN 890156 5% 5/1/2023	735	765
FN 995865 4.5% 7/1/2024	26,398	27,655
FN MA0949 3.5% 1/1/2032	64,110	68,798
FN BO4501 3% 9/1/2049	254,059	268,947
FN 555326 5.5% 4/1/2033	101,596	118,224
FN AL5259 3.5% 5/1/2029	153,562	164,830
FN AL9858 3% 3/1/2030	160,673	169,981
FN MA4094 2.5% 8/1/2040	304,320	317,575
FN MA2561 3% 3/1/2031	400,933	424,615
FN CA5979 3% 5/1/2050	127,449	131,502
FN BP8780 3% 7/1/2050	371,806	393,828
FN MA3986 3.5% 4/1/2035	236,574	252,900
FN MA3928 2.5% 2/1/2030	442,437	463,400
FN MA4316 2.5% 4/1/2036	481,657	506,719
FN FM6742 3% 8/1/2040	258,598	271,642
FN MA4045 2% 6/1/2040	297,138	304,485
FN BQ4348 2% 12/1/2035	322,583	334,974
FN BM1257 2.5% 4/1/2037	249,607	260,183
FN 748375 1.64% 8/1/2033	720	728
FN MA4222 3.5% 12/1/2050	239,458	253,935
FN BM1244 3.5% 6/1/2032	218,595	234,305
FN BJ0664 3% 3/1/2033	136,988	145,645
FN 47935 4.862% 5/1/2027, (11th District Cost of Funds Index + 1.250%), 05/01/2027 (a)	712	727
FN 252284 6.5% 1/1/2029	51,422	58,261
FN AS5093 2.5% 6/1/2030	438,618	464,103
FN CB0573 2.5% 5/1/2046	298,426	311,719
FN MA3071 4% 7/1/2037	116,606	125,931
FN FM2209 3.5% 1/1/2035	110,213	118,424
FN MA3725 3.5% 7/1/2049	95,944	99,835
FN BM3428 3.5% 1/1/2033	75,889	81,157
FN MA3101 4.5% 8/1/2047	137,393	149,376
FN CA6065 3% 6/1/2050	223,501	230,593
FNCI 2 8/21 2% 3/25/2036	1,000,000	1,037,617
FN MA3067 3.5% 7/1/2047	127,114	132,833
		11,795,856
Seasoned Loans Structured Transaction Trust Series (0.7%)
SLST 2019-3 A1C 2.75% 11/25/2029	214,346	225,861

Fannie Mae-Aces (2.0%)
FNA 2020-M10 X6 1.380951% 8/25/2028 (b)(c)	3,600,000	311,973
FNA 2011-M8 A2 2.922% 8/25/2021	19,563	19,550
FNA 2019-M32 X2 1.06337% 10/25/2029 (b)(c)	4,300,000	319,417
		650,940
FHLMC-GNMA (0.1%)
FHG 23 FC 0.53925% 11/25/2023 (1 Month LIBOR USD + 0.450%), 11/25/2023 (a)	24,750	24,785

Freddie Mac Pool (18.5%)
FR ZA5250 4% 1/1/2048	412,904	443,671
FR RA5255 3.5% 5/1/2051	270,673	288,677
FR SB8042 3.5% 4/1/2035	466,680	498,986
FR RC1888 2% 3/1/2036	273,916	284,397
FR RC1727 2% 12/1/2035	523,864	543,909
FR ZS8670 3.5% 9/1/2032	255,914	274,834
FR QN5456 2% 3/1/2036	450,058	467,634
FR RC1890 2% 3/1/2036	285,565	296,799
FR QN3769 2% 10/1/2035	638,800	663,243
FR SB8099 2.5% 4/1/2036	455,656	478,501
FR ZS8087 2.5% 4/1/2033	269,219	282,180
FR ZS8598 3% 2/1/2031	224,429	237,702
FR ZS8686 3% 2/1/2033	159,503	168,422
FR SD8148 3% 5/1/2051	344,491	361,907
FR RC2167 2% 7/1/2036	300,000	311,480
FR RA3173 3% 7/1/2050	250,199	262,629
FR ZT1348 3.5% 10/1/2038	110,260	116,753
		5,981,724
Freddie Mac Gold Pool (8.8%)
FG G01584 5% 8/1/2033	41,956	47,719
FG G30289 7% 9/1/2025	11,740	12,257
FG G13390 6% 1/1/2024	3,803	3,883
FG G13610 5.5% 2/1/2024	5,668	5,818
FG G13692 5.5% 2/1/2024	2,684	2,750
FG G14160 6% 1/1/2024	203	205
FG G14441 4% 3/1/2027	109,178	116,402
FG G14904 4.5% 12/1/2021	8	8
FG G16406 3% 1/1/2028	106,084	111,575
FG G18601 3% 5/1/2031	251,791	266,590
FG C91993 3.5% 5/1/2038	214,229	226,895
FG NB0014 3.5% 4/1/2049	400,831	424,428
FG G18605 3% 6/1/2031	167,787	177,770
FG G18596 3% 4/1/2031	638,318	676,274
FG G18524 3% 9/1/2029	194,696	206,262
FG G18655 3% 8/1/2032	270,589	286,879
FG H09207 6.5% 8/1/2038	10,199	11,358
FG G16502 3.5% 5/1/2033	197,473	211,885
FG G04913 5% 3/1/2038	39,495	44,990
		2,833,948
Freddie Mac Multifamily Structured Pass Through Certificates (5.9%)
FHMS K736 X1 1.31165% 7/25/2026 (b)(c)	6,474,519	352,162
FHMS Q009 A 0.4505% 4/25/2024 (b)	109,828	109,828
FHMS K078 XAM 0.00772% 6/25/2028 (b)(c)	33,580,000	151,782
FHMS K738 X1 1.515225% 1/25/2027 (b)(c)	1,897,669	137,813
FHMS K724 X1 0.279564% 11/25/2023 (b)(c)	4,562,995	23,545
FHMS Q004 A2H 2.770216% 1/25/2046 (b)	221,145	220,668
FHMS Q007 APT1 2.97697% 10/25/2047 (b)	87,968	89,376
FHMS KJ27 A1 2.092% 7/25/2024	85,456	87,864
FHMS K111 X1 1.571976% 5/25/2030 (b)(c)	3,073,801	373,711
FHMS KJ28 A1 1.766% 2/25/2025	303,345	311,715
FHMS K030 A1 2.779% 9/25/2022	52,964	53,205
		1,911,669
Freddie Mac REMICS (1.4%)
FHR 4962 NC 3% 8/25/2035	214,942	216,217
FHR 4818 BD 3.5% 3/15/2045	82,141	84,674
FHR 2824 EB 5% 7/15/2024	1,541	1,615
FHR 4824 KQ 4% 6/15/2046	111,960	115,995
FHR 2344 ZD 6.5% 8/15/2031	12,949	15,005
FHR 3784 PD 4% 1/15/2026	8,424	8,720
		442,226
Freddie Mac Structured Pass Through Certificates (0.6%)
FRESR 2017-SR01 A2 2.75% 11/25/2022	175,681	177,828

FRESB Mortgage Trust (3.4%)
FRESB 2016-SB13 A5H 0.8005% 1/25/2036, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	183,978	183,953
FRESB 2016-SB16 A5H 0.8005% 5/25/2036, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	178,122	177,854
FRESB 2015-SB7 A5 0.8005% 9/25/2035, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	195,642	193,577
FRESB 2015-SB2 A5 0.8005% 7/25/2035, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	85,390	85,490
FRESB 2015-SB3 A5 0.8005% 8/25/2042, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	3,603	3,603
FRESB 2019-SB60 A5H 3.07% 1/25/2039, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	427,917	444,192
		1,088,669
Ginnie Mae I Pool (0.4%)
GN 741854 4% 5/15/2025	47,028	49,778
GN 782618 4.5% 4/15/2024	74,599	77,785
		127,563
Ginnie Mae II Pool (1.8%)
G2 MA6932 3% 10/20/2050	246,109	257,617
G2 785316 2.099% 9/20/2070	137,686	145,838
G2 MA6402 4.5% 1/20/2050	66,034	68,889
G2 MA5468 5% 9/20/2048	113,035	121,754
		594,098
Government National Mortgage Association (15.7%)
GNR 2020-H11 IO 0.97533% 6/20/2070 (b)(c)	4,443,172	331,906
GNR 2015-97 A 2.4% 4/16/2043	384,525	391,627
GNR 2021-H08 VF 1.24867% 4/20/2071	300,110	319,708
GNR 2021-110 IO 0.89009% 11/16/2063 (b)(c)	2,347,065	200,838
GNR 2018-108 IA 0.44652% 8/16/2060	1,378,868	95,440
GNR 2014-138 IO 0.64537% 4/16/2056 (b)(c)	856,769	27,755
GNR 2013-33 IO 0.52763% 4/16/2054 (b)(c)	8,924,247	95,837
GNR 2020-121 IO 0.94302% 8/16/2060 (b)(c)	1,187,924	98,643
GNR 2018-119 IO 0.69215% 5/16/2060 (b)(c)	1,552,338	97,037
GNR 2020-190 IO 1.0613% 11/16/2062 (b)(c)	1,584,767	146,496
GNR 2020-132 IO 0.893% 9/16/2062 (b)(c)	1,809,847	146,404
GNR 2020-H19 SI 1.0935% 10/20/2070	1,514,327	56,024
GNR 2021-36 IO 1.24713% 3/16/2063 (b)(c)	2,330,514	243,532
GNR 2017-76 IO 0.88227% 12/16/2056 (b)(c)	3,838,453	213,142
GNR 2020-H12 IJ 1.36908% 7/20/2070	2,941,677	257,985
GNR 2021-5 IO 1.09373% 1/16/2061 (b)(c)	3,103,155	291,728
GNR 2020-H04 IO 1.08527% 2/20/2070 (b)(c)	879,804	69,505
GNR 2020-57 JI 1.81679% 1/16/2060	2,159,046	296,817
GNR 2018-137 AB 3.5% 10/20/2048	79,495	84,174
GNR 2020-40 IO 1.15752% 1/16/2062 (b)(c)	2,375,335	205,129
GNR 2017-28 IO 0.65796% 2/16/2057 (b)(c)	3,369,134	160,859
GNR 2014-120 IO 0.60538% 4/16/2056 (b)(c)	2,744,077	67,213
GNR 2013-15 IO 0.52779% 8/16/2051 (b)(c)	3,111,212	66,844
GNR 2013-17 IO 0.37454% 6/16/2054 (b)(c)	4,693,387	59,226
GNR 2013-40 IO 0.52032% 6/16/2054 (b)(c)	3,156,758	61,443
GNR 2013-55 AB 1.5787% 12/16/2042	70,678	70,880
GNR 2013-105 IO 0.3318% 6/16/2054 (b)(c)	5,213,899	43,129
GNR 2013-107 ID 0.27852% 11/16/2047 (b)(c)	2,217,685	17,111
GNR 2013-101 IO 0.23313% 10/16/2054 (b)(c)	3,136,678	53,151
GNR 2014-54 IO 0.3685% 9/16/2055 (b)(c)	4,366,192	77,037
GNR 2014-73 IO 0.52462% 4/16/2056 (b)(c)	4,130,670	87,149
GNR 2013-156 IO 0.33859% 6/16/2055 (b)(c)	2,792,068	37,961
GNR 2014-1 IO 0.20831% 9/16/2055 (b)(c)	3,783,160	43,556
GNR 2014-155 IB 1.38708% 8/16/2055 (b)(c)	357,778	29,605
GNR 2015-130 IO 0.76881% 7/16/2057 (b)(c)	1,932,248	63,432
GNR 2016-158 IO 0.7817% 6/16/2058 (b)(c)	3,036,634	143,396
GNR 2012-95 IO 0.39832% 2/16/2053 (b)(c)	11,289,004	141,846
GNR 2020-H12 IG 1.59915% 7/20/2070 (b)(c)	2,979,406	155,087
GNR 2013-116 KM 3% 9/20/2041	19,820	19,829
		5,068,481
Seasoned Credit Risk Transfer Trust Series (1.5%)
SCRT 2020-3 M5TW 3% 5/25/2060	122,054	129,895
SCRT 2018-3 MA 3.5% 8/25/2057	83,772	88,314
SCRT 2021-1 TTU 2.5% 9/25/2060	268,451	280,009
		498,218

TOTAL MORTGAGE BACKED SECURITIES (Cost: $33,674,540)		$31,421,866

SHORT-TERM INVESTMENTS (6.9%)
Morgan Stanley Institutional Liquidity Fund, 0.140% (d)	2,218,709	2,218,709
TOTAL SHORT-TERM INVESTMENTS (Cost $2,218,709)		$2,218,709

TOTAL INVESTMENTS (Cost $35,893,249) (104.2%)		$33,640,575

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.2%)		$(1,341,452)

NET ASSETS (100.0%)		$32,299,123

(a) Variable rate security; the rate shown represents the rate at July 31, 2021. Coupon may be fixed for a period of time.
(b) Variable rate security; the rate shown represents the rate at July 31, 2021. The coupon is based on an underlying pool of loans.
(c) Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d) Seven day yield as of July 31, 2021.

LIBOR - London InterBank Offered Rate.
1 Month LIBOR USD - 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2021, based on the last reset date of the security.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2021

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
ASSETS
Investments in securities, at cost	$138,691,749	$42,408,388

Investments in securities, at value	$166,172,354	$74,322,515
Cash and cash equivalents	1,689,452	8,067,912
Receivable for Fund shares sold	159,555	88,958
Accrued dividends receivable	408,875	106,605
Accrued interest receivable	22	66
Receivable from affiliate	75,832	38,581
Prepaid expenses	27,422	25,583
Other assets	2,785	0
Total assets	$168,536,297	$82,650,220

LIABILITIES
Payable for Fund shares redeemed	61,718	14,570
Trustees’ fees payable	8,954	3,983
Payable to affiliates	196,391	113,240
Accrued expenses	40,013	18,126
Total liabilities	$307,076	$149,919

NET ASSETS	$168,229,221	$82,500,301

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$153,523,022	$49,925,961
Distributable earnings	14,706,199	32,574,340

NET ASSETS	$168,229,221	$82,500,301

Net Assets - Class A	$88,404,719	$52,675,712
Net Assets - Class C	$15,762,351	$5,040,691
Net Assets - Class I	$64,062,151	$24,783,898
Shares outstanding - Class A	5,847,480	650,756
Shares outstanding - Class C	1,051,049	63,851
Shares outstanding - Class I	4,233,718	305,747
Net asset value per share - Class A*	$15.12	$80.95
Maximum sales charge - Class A	5.00%	5.00%
Public offering price per share - Class A	$15.92	$85.21
Net asset value per share - Class C*	$15.00	$78.94
Net asset value per share - Class I	$15.13	$81.06

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2021

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$50,950,726	$83,710,180	$35,893,249

Investments in securities, at value	$52,650,869	$104,856,272	$33,640,575
Cash and cash equivalents	4,048,059	4,849,309	0
Security sales receivable	0	0	280,184
Receivable for Fund shares sold	22,316	21,064	0
Accrued dividends receivable	0	36,100	0
Accrued interest receivable	758,557	49	137,207
Receivable from affiliate	29,533	0	12,880
Prepaid expenses	17,682	31,136	412
Other assets	2,002	0	0
Total assets	$57,529,018	$109,793,930	$34,071,258

LIABILITIES
Payable for securities purchased	$199,222	$0	$1,659,803
Payable for Fund shares redeemed	51,436	195,882	75,428
Distributions payable	43,102	0	0
Trustees’ fees payable	2,719	6,261	2,195
Payable to affiliates	67,034	155,252	19,448
Accrued expenses	12,475	56,408	15,261
Total liabilities	$375,988	$413,803	$1,772,135

NET ASSETS	$57,153,030	$109,380,127	$32,299,123

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$56,255,198	$321,639,458	$40,136,248
Distributable earnings (accumulated losses)	897,832	(212,259,331)	(7,837,125)

NET ASSETS	$57,153,030	$109,380,127	$32,299,123

Net Assets - Class A	$26,724,573	$80,091,032	$723,541
Net Assets - Class C	$3,776,092	$9,450,543	$ N/A
Net Assets - Class I	$26,652,365	$19,838,552	$31,575,582
Shares outstanding - Class A	3,286,064	21,423,660	80,540
Shares outstanding - Class C	463,263	2,547,395	N/A
Shares outstanding - Class I	3,280,211	5,347,261	3,514,632
Net asset value per share - Class A*	$8.13	$3.74	$8.98
Maximum sales charge - Class A	4.25%	5.00%	2.00%
Public offering price per share - Class A	$8.49	$3.94	$9.16
Net asset value per share - Class C*	$8.15	$3.71	N/A
Net asset value per share - Class I	$8.13	$3.71	$8.98

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2021

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $75,904, and $0, respectively)	$6,803,764	$1,051,655
Interest	125	382
Total investment income	$6,803,889	$1,052,037

EXPENSES
Investment advisory fees	$1,176,202	$634,337
Distribution (12b-1) fees - Class A	207,924	113,793
Distribution (12b-1) fees - Class C	147,605	19,006
Transfer agent fees	294,289	126,181
Administrative service fees	267,556	136,806
Professional fees	40,429	16,067
Reports to shareholders	13,826	5,836
License, fees, and registrations	47,508	20,831
Audit fees	28,735	14,750
Trustees’ fees	15,583	6,303
Transfer agent out-of-pockets	27,183	15,078
Legal fees	16,323	6,641
Insurance expense	3,012	915
Total expenses	$2,286,175	$1,116,544
Less expenses waived or reimbursed (See Note 7)	(833,118)	(349,463)
Total net expenses	$1,453,057	$767,081

NET INVESTMENT INCOME (LOSS)	$5,350,832	$284,956

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$4,214,160	$524,433
Net change in unrealized appreciation (depreciation) of investments	22,801,856	17,570,739
Net realized and unrealized gain (loss) on investments	$27,016,016	$18,095,172

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,366,848	$18,380,128

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2021

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0, $80,285, and $0, respectively)	$56,056	$2,710,521	$0
Interest	2,176,087	201	971,377
Total investment income	$2,232,143	$2,710,722	$971,377

EXPENSES
Investment advisory fees	$380,638	$508,692	$100,416
Distribution (12b-1) fees - Class A	65,211	385,397	895
Distribution (12b-1) fees - Class C	30,517	111,266	0
Transfer agent fees	65,738	195,130	46,164
Administrative service fees	110,692	190,432	82,780
Professional fees	12,813	30,370	10,349
Reports to shareholders	2,592	39,238	2,300
License, fees, and registrations	19,980	36,515	30,036
Audit fees	9,437	4,793	8,821
Trustees’ fees	4,411	10,056	3,749
Transfer agent out-of-pockets	6,073	82,409	2,507
Custodian fees	0	0	15,706
Legal fees	4,508	14,484	4,081
Insurance expense	763	3,685	1,265
Total expenses	$713,373	$1,612,467	$309,069
Less expenses waived or reimbursed (See Note 7)	(285,771)	(110,668)	(124,077)
Total net expenses	$427,602	$1,501,799	$184,992

NET INVESTMENT INCOME (LOSS)	$1,804,541	$1,208,923	$786,385

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(76,273)	$3,419,079	$(442,304)
Net change in unrealized appreciation (depreciation) of investments	2,699,885	32,167,389	(70,201)
Net realized and unrealized gain (loss) on investments	$2,623,612	$35,586,468	$(512,505)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,428,153	$36,795,391	$273,880

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2021

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,350,832	$284,956
Net realized gain (loss) from investment transactions	4,214,160	524,433
Net change in unrealized appreciation (depreciation) of investments	22,801,856	17,570,739
Net increase (decrease) in net assets resulting from operations	$32,366,848	$18,380,128

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(2,810,263)	$(272,423)
Distributions - Class C	(392,076)	(21,036)
Distributions - Class I	(2,148,841)	(104,982)
Total distributions	$(5,351,180)	$(398,441)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$7,675,435	$4,616,450
Proceeds from sale of shares - Class C	2,494,842	3,312,881
Proceeds from sale of shares - Class I	20,316,477	16,808,995
Proceeds from reinvested dividends - Class A	2,510,040	258,007
Proceeds from reinvested dividends - Class C	367,461	19,728
Proceeds from reinvested dividends - Class I	1,809,304	92,356
Cost of shares redeemed - Class A	(16,825,117)	(4,617,623)
Cost of shares redeemed - Class C	(3,826,580)	(164,320)
Cost of shares redeemed - Class I	(20,562,292)	(5,688,345)
Net increase (decrease) in net assets resulting from capital share transactions	$(6,040,430)	$14,638,129

TOTAL INCREASE (DECREASE) IN NET ASSETS	$20,975,238	$32,619,816
NET ASSETS, BEGINNING OF PERIOD	147,253,983	49,880,485
NET ASSETS, END OF PERIOD	$168,229,221	$82,500,301

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2021

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,804,541	$1,208,923	$786,385
Net realized gain (loss) from investment transactions	(76,273)	3,419,079	(442,304)
Net change in unrealized appreciation (depreciation) of investments	2,699,885	32,167,389	(70,201)
Net increase (decrease) in net assets resulting from operations	$4,428,153	$36,795,391	$273,880

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,046,347)	$(926,268)	$(7,834)
Distributions - Class C	(99,217)	(85,174)	N/A
Distributions - Class I	(659,674)	(216,064)	(1,126,580)
Return of Capital - Class A	0	(75,602)	0
Return of Capital - Class C	0	(6,952)	0
Return of Capital - Class I	0	(17,635)	0
Total distributions	$(1,805,238)	$(1,327,695)	$(1,134,414)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,166,660	$5,682,483	$820,455
Proceeds from sale of shares - Class C	1,038,149	2,118,145	N/A
Proceeds from sale of shares - Class I	17,908,258	12,159,860	18,109,021
Proceeds from reinvested dividends - Class A	859,376	951,722	7,065
Proceeds from reinvested dividends - Class C	69,349	87,613	N/A
Proceeds from reinvested dividends - Class I	478,421	182,710	793,351
Cost of shares redeemed - Class A	(3,209,173)	(23,517,371)	(111,810)
Cost of shares redeemed - Class C	(268,726)	(6,515,466)	N/A
Cost of shares redeemed - Class I	(1,737,873)	(5,720,858)	(21,214,166)
Net increase (decrease) in net assets resulting from capital share transactions	$17,304,441	$(14,571,162)	$(1,596,084)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$19,927,356	$20,896,534	$(2,456,618)
NET ASSETS, BEGINNING OF PERIOD	37,225,674	88,483,593	34,755,741
NET ASSETS, END OF PERIOD	$57,153,030	$109,380,127	$32,299,123

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2020

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,330,248	$413,387
Net realized gain (loss) from investment transactions	(8,618,110)	1,058,855
Net change in unrealized appreciation (depreciation) of investments	(918,982)	3,499,036
Net increase (decrease) in net assets resulting from operations	$(4,206,844)	$4,971,278

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(6,907,504)	$(3,330,642)
Distributions - Class C	(1,072,262)	(58,407)
Distributions - Class I	(3,419,008)	(220,775)
Return of Capital - Class A	(114,082)	0
Return of Capital - Class C	(16,832)	0
Return of Capital - Class I	(56,106)	0
Total distributions	$(11,585,794)	$(3,609,824)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$12,892,646	$2,972,880
Proceeds from sale of shares - Class C	4,696,377	836,320
Proceeds from sale of shares - Class I	24,759,800	8,708,175
Proceeds from fund acquisition - Class A*	132,677	0
Proceeds from fund acquisition - Class I*	23,328,248	0
Proceeds from reinvested dividends - Class A	6,443,515	3,179,912
Proceeds from reinvested dividends - Class C	1,029,385	58,178
Proceeds from reinvested dividends - Class I	2,911,540	159,527
Cost of shares redeemed - Class A	(22,092,505)	(5,032,673)
Cost of shares redeemed - Class C	(3,593,992)	(70,516)
Cost of shares redeemed - Class I	(23,493,952)	(1,548,657)
Net increase (decrease) in net assets resulting from capital share transactions	$27,013,739	$9,263,146

TOTAL INCREASE (DECREASE) IN NET ASSETS	$11,221,101	$10,624,600
NET ASSETS, BEGINNING OF PERIOD	136,032,882	39,255,885
NET ASSETS, END OF PERIOD	$147,253,983	$49,880,485

* Refer to Note 1 for information on fund acquisition.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year or period ended July 31, 2020

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,831,390	$2,743,301	$99,594
Net realized gain (loss) from investment transactions	171,128	(74,703,078)	12,225
Net change in unrealized appreciation (depreciation) of investments	(1,109,288)	11,522,856	51,121
Net increase (decrease) in net assets resulting from operations	$893,230	$(60,436,921)	$162,940

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,202,647)	$(3,125,824)	$(44)
Distributions - Class C	(149,397)	(238,035)	0
Distributions - Class I	(481,117)	(500,426)	(121,870)
Total distributions	$(1,833,161)	$(3,864,285)	$(121,914)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$3,000,960	$3,731,174	$0
Proceeds from sale of shares - Class C	501,788	2,722,788	0
Proceeds from sale of shares - Class I	6,055,163	4,182,793	16,582,914
Proceeds from reinvested dividends - Class A	992,286	2,968,237	14
Proceeds from reinvested dividends - Class C	114,235	225,031	0
Proceeds from reinvested dividends - Class I	388,147	417,972	65,319
Cost of shares redeemed - Class A	(2,978,216)	(43,162,691)	0
Cost of shares redeemed - Class C	(2,013,622)	(5,033,341)	0
Cost of shares redeemed - Class I	(5,951,183)	(10,066,047)	(2,986,023)
Net increase (decrease) in net assets resulting from capital share transactions	$109,558	$(44,014,084)	$13,662,224

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(830,373)	$(108,315,290)	$13,703,250
NET ASSETS, BEGINNING OF PERIOD	38,056,047	196,798,883	21,052,491
NET ASSETS, END OF PERIOD	$37,225,674	$88,483,593	$34,755,741

* For the period June 1, 2020 to July 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets for the year ended May 31, 2020

Short Term
Government
Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$670,467
Net realized gain (loss) from investment transactions	9,066
Net change in unrealized appreciation (depreciation) of investments	(116,565)
Net increase (decrease) in net assets resulting from operations	$562,968

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A*	$(217)
Distributions - Class I	(718,637)
Total distributions	$(718,854)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A*	$14,520
Proceeds from sale of shares - Class I	8,448,253
Proceeds from reinvested dividends - Class A*	42
Proceeds from reinvested dividends - Class I	657,568
Cost of shares redeemed - Class A*	0
Cost of shares redeemed - Class I	(5,329,648)
Net increase (decrease) in net assets resulting from capital share transactions	$3,790,735

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,634,849
NET ASSETS, BEGINNING OF YEAR	17,417,642
NET ASSETS, END OF YEAR	$21,052,491

* Class A operations commenced on January 21, 2020.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity ESG Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Integrity Mid-North American Resources Fund (the “MNA Resources Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Short Term Government Fund (the “S-T Gov Fund”), a diversified fund, seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

On July 11, 2019, the Trust for Professional Managers Board of Trustees approved the reorganization of M.D. Sass Equity Income Plus Fund (“M.D. Sass Equity Fund”) into the Dividend Harvest Fund and the M.D. Sass Short Term Government Agency Fund (the “M.D. Sass S-T Gov Fund”) into the S-T Gov Fund. The reorganization was also approved by each Fund’s shareholders at a special meeting held on November 15, 2019.

The acquisition of M.D. Sass Equity Fund was accomplished by a tax-free exchange of 9,056 shares of Dividend Harvest Fund Class A (valued at $132,667) for 11,552 shares of M.D. Sass Equity Fund Investor Class, and 1,590,201 shares of Dividend Harvest Fund Class I (valued at $23,328,248) for 2,028,807 shares of M.D. Sass Equity Fund Institutional Class outstanding on January 17, 2020. M.D. Sass Equity Fund’s net assets on that date of $23,460,915 ($132,667 Investor Class and $23,328,248 Institutional Class), including $1,680,047 of unrealized appreciation, were combined with those of Dividend Harvest Fund. The aggregate net assets of Dividend Harvest Fund Class A, Class C, and Class I and M.D. Sass Equity Fund Investor Class and Institutional Class before the acquisition were $97,963,208, $17,028,796, $39,415,971, $132,667, and $23,328,248, respectively, including total value of investments which includes unrealized appreciation of $12,507,734 and $1,680,047 for M.D. Sass Equity Fund and $153,980,390 and $13,479,720 for Dividend Harvest Fund. The Dividend Harvest Fund elected to maintain the tax cost basis of the investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Expenses related to the merger were incurred by the Adviser. Total net assets of Dividend Harvest Fund immediately after the merger was $177,868,890. Assuming the merger had been completed on August 1, 2019 (the beginning of the annual reporting period for Dividend Harvest Fund), the Fund’s pro-forma results of operations for the year ended July 31, 2020 were as follows:

Net Investment Income	$5,550,259
Net Realized Losses and Unrealized Depreciation on Investments	($7,257,845)
Net Decrease in Net Assets	($1,707,586)

Effective at the close of business on January 17, 2020, the S-T Gov Fund acquired all of the assets and liabilities of the corresponding M.D. Sass S-T Gov Fund in a tax-free exchange for shares of beneficial interest of S-T Gov Fund. As a result of the reorganization, the S-T Gov Fund is the accounting successor of M.D. Sass S-T Gov Fund. The reorganization was accomplished by a tax-free exchange of shares of M.D. Sass S-T Gov Fund’s shares, value at M.D. Sass S-T Gov Fund’s net assets for the exact same shares and value of Integrity S-T Gov Fund’s shares. For financial reporting purposes, assets received and shares issued by the S-T Gov Fund were recorded at fair value; however, the cost basis of the investments received from M.D. Sass S-T Gov Fund was carried forward to align ongoing reporting of S-T Gov Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the Shares outstanding, net assets, Accumulated undistributed net realized gain (loss) on investments, Accumulated undistributed net investment income (loss) and Unrealized appreciation (depreciation) on investments were $1,671,762, $15,485,203, ($4,757,194), $46,989, and ($2,233,164).

Each Fund in the Trust, except for S-T Gov Fund, currently offers Class A, C, and I shares. S-T Gov Fund offers Class A and I shares. The Class A shares of Dividend Harvest Fund, Growth & Income Fund, High Income Fund, MNA Resources Fund and S-T Gov Fund are sold with an initial sales charge of 5.00%, 5.00%, 4.25%, 5.00% and 2.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares (two classes for S-T Gov Fund) represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946, Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—The Funds value their investments at fair value. Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of July 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended July 31, 2021, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized into interest income using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Gains and losses on principal payments of mortgage-backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. Dividend Harvest Fund and S-T Gov Fund will declare and pay dividends from net investment income monthly. MNA Resources Fund will declare and pay dividends from net investment income quarterly. Growth & Income Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. As of July 31, 2021, distributable earnings was increased and paid in capital was decreased in the amount of $348 for Dividend Harvest Fund, and distributable earnings was increased and paid in capital was decreased in the amount of $2,069 for S-T Gov Fund.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) from operations during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Growth & Income Fund, MNA Resources Fund and S-T Gov Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedules of Investments, the following securities are considered to be restricted as of July 31, 2021:

High Income Fund	Shares/Principal	Dates Acquired	Cost Basis	Fair Value
International Oncology Care Inc.	1,633	2/22/18	66,476	16,476
NMG Equity Shares	37	9/25/20	84	5,320

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2021:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$166,172,354	$0	$0	$166,172,354
Total	$166,172,354	$0	$0	$166,172,354

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$74,322,515	$0	$0	$74,322,515
Total	$74,322,515	$0	$0	$74,322,515

High Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$0	$51,058,427	$0	$51,058,427
Common Stock	824,947	235,208	378,165	1,438,320
Convertible Preferred Stock	0	0	140,430	140,430
Warrants	237	0	13,455	13,692
Total	$825,184	$51,293,635	$532,050	$52,650,869

MNA Resources Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$104,856,272	$0	$0	104,856,272
Total	$104,856,272	$0	$0	$104,856,272

ST Gov Fund	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$0	$31,421,866	$0	$31,421,866
Short -Term Investments	2,218,709	0	0	2,218,709
Total	$2,218,709	$31,421,866	$0	$33,640,575

*Level 3 corporate bonds for High Income Fund are valued at zero.

Please refer to the Schedules of Investments for sector classification.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, are presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

The changes of the fair value of investments during the year ended July 31, 2021, for which the Funds have used Level 3 inputs to determine the fair value are as followed:

	Balance as			Realized	Change in unrealized	Balance as
High Income Fund	7/31/2020	Purchases	Sales	Gain/(Loss)	appreciation/depreciation	7/31/2021
Common Stock	$261,776	$146,490	($91,516)	($53,792)	$115,207	$378,165
Corporate Bonds*	$0	$0	$0	$0	$0	$0
Convertible Preferred Stock	$68,250	$76,160	($28,847)	$11,185	$13,682	$140,430
Warrants	$12,592	$1,797	($39,600)	$0	$38,666	$13,455

*There was one corporate bond that transferred from Level 1 into Level 3 with a value of zero.

					Impact to
	Fair Value at		Unobservable		Valuation	Weighted
Asset Class	July 31, 2021	Valuation Technique	Inputs	Range	from Input	Average
Common Stock	$132,783	Market Comparable Transaction	Broker Quote	$5.65 - $250.00	Increase/ Decrease	$24.85
Common Stock	$245,382	Market Comparable Companies	EBITDA Multiple	6.25x - 7.6x	Increase/ Decrease	7.51x
Convertible Preferred Stock	$140,430	Market Comparable Transaction	Broker Quote	$1.02 - $2,500.00	Increase	$1,446.40
Warrants	$13,455	Market Comparable Transaction	Broker Quote	$17.00 - $22.00	Increase	N/A

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2021, were as follows:

	Dividend	Growth &	High	MNA	Short Term
	Harvest	Income	Income	Resources	Government
	Fund	Fund	Fund	Fund	Fund
Purchases	$64,413,991	$18,551,783	$29,976,917	$69,030,393	$45,401,015
Sales	$72,156,595	$ 6,597,756	$14,596,082	$84,890,139	$47,661,236

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended July 31, 2021:	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	544,794	63,512	272,639	1,595,584	90,552
Shares issued from reinvestments	181,929	3,731	108,550	314,560	782
Shares redeemed	(1,231,667)	(65,560)	(403,713)	(7,358,452)	(12,373)
Net increase (decrease)	(504,944)	1,683	(22,524)	(5,448,308)	78,961

Class C
Shares sold	177,323	47,449	129,198	546,845	N/A
Shares issued from reinvestments	26,897	291	8,726	30,307	N/A
Shares redeemed	(278,396)	(2,182)	(33,809)	(1,809,776)	N/A
Net increase (decrease)	(74,176)	45,558	104,115	(1,232,624)	N/A

Class I
Shares sold	1,461,955	236,030	2,240,045	3,473,825	1,995,148
Shares issued from reinvestments	130,474	1,335	60,047	58,714	87,294
Shares redeemed	(1,468,692)	(85,669)	(218,687)	(1,708,812)	(2,336,487)
Net increase (decrease)	123,737	151,696	2,081,405	1,823,727	(254,045)

Year Ended July 31, 2020:	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund*
Shares sold	1,019,072	52,513	394,699	1,277,683	0
Shares issued from fund acquisition	9,056	0	0	0	0
Shares issued from reinvestments	462,287	52,866	131,654	928,156	2
Shares redeemed	(1,655,318)	(85,386)	(398,663)	(12,379,276)	0
Net increase (decrease)	(164,903)	19,993	127,690	(10,173,437)	2

Class C
Shares sold	356,351	14,517	64,870	1,040,911	N/A
Shares issued from reinvestments	74,111	982	15,080	74,995	N/A
Shares redeemed	(282,419)	(1,416)	(276,993)	(1,466,402)	N/A
Net increase (decrease)	148,043	14,083	(197,043)	(350,496)	N/A

Class I
Shares sold	1,904,533	153,533	794,874	1,400,447	1,802,311
Shares issued from fund acquisition	1,590,201	0	0	0	0
Shares issued from reinvestments	211,155	2,653	51,426	129,347	7,100
Shares redeemed	(1,785,029)	(28,033)	(810,282)	(2,906,335)	(324,240)
Net increase (decrease)	1,920,860	128,153	36,018	(1,376,541)	1,485,171

* For the period June 1, 2020 to July 31, 2020.

Year ended May 31, 2020:
S-T Gov Fund
Class A
Shares sold	1,573

Shares issued from reinvestments	4
Shares redeemed	0
Net increase (decrease)	1,577

Class I
Shares sold	913,879

Shares issued from reinvestments	71,068
Shares redeemed	(574,340)
Net increase (decrease)	410,607

NOTE 6: Income Tax Information

At July 31, 2021, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$138,691,749	$42,408,388	$50,953,081	$84,157,671	$35,893,249
Unrealized appreciation	$29,079,208	$32,172,992	$2,579,822	$22,479,020	$374,317
Unrealized depreciation	(1,598,603)	(258,865)	(882,034)	(1,780,419)	(2,626,991)
Net unrealized appreciation*	$27,480,605	$31,914,127	$1,697,788	$20,698,601	$(2,252,674)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The tax character of distributions paid was as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
Year ended July 31, 2021:	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$5,351,180	$388,286	$1,805,238	$1,227,506	$1,134,414
Return of Capital	0	0	0	100,189	0
Capital Gain	0	10,155	0	0	0
	$5,351,180	$398,441	$1,805,238	$1,327,695	$1,134,414

Year / Period ended July 31, 2020
Ordinary Income	$6,011,695	$563,342	$1,833,161	$3,864,284	$121,914	*
Capital Gain	5,387,079	3,046,482	0	0	0	*
Return of Capital	187,020	0	0	0	0	*
	$11,585,794	$3,609,824	$1,833,161	$3,864,284	$121,914	*
* For the period June 1, 2020 to July 31, 2020

The tax character of distributions paid by S-T Gov Fund for the year ended May 31, 2020 was ordinary income in the amount of $718,854.

As of July 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$0	$155,079	$40,635	$0	$3,266
Distributions Payable	0	0	(43,102)	0	0
Undistributed capital gain	0	505,134	0	0	0
Capital loss carryforward	(12,774,406)	0	(797,489)	(232,957,932)	(5,587,717)
Unrealized appreciation/(depreciation)*	27,480,605	31,914,127	1,697,788	20,698,601	(2,252,674)
Total accumulated earnings/(deficit)	$14,706,199	$32,574,340	$897,832	$(212,259,331)	$(7,837,125)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The Funds’ capital loss carryforward amounts as of July 31, 2021 are as follows:

	Dividend	Growth &	High	MNA	S-T
	Harvest	Income	Income	Resources	Gov
	Fund*	Fund	Fund	Fund	Fund
Non-expiring S-T losses	$10,286,647	$0	$0	$112,189,829	$4,167,443
Non-expiring L-T losses	2,487,759	0	797,489	120,768,103	1,420,274
Total	$12,774,406	$0	$797,489	$232,957,932	$5,587,717

Capital loss carryforward utilized	$0	$0	$	$1,314,719	$0
*Dividend Harvest Fund’s ability to use the capital loss carryforward of MD Sass Equity Fund may be limited by loss limitation rules under federal tax law.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. For S-T Gov Fund, M.D. Sass Investor Services, Inc. is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses that are not covered by the management fee, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2021, the expense limitations may be terminated or revised for Growth and Income Fund, High Income Fund, and MNA Resources Fund. After January 18, 2022, the expense limitations may be terminated or revised for Dividend Harvest Fund and S-T Gov Fund. Expense limitations as of July 31, 2021, are stated below.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I

Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Growth & Income Fund	1.00%	1.24%	1.99%	0.99%
High Income Fund	0.85%	0.99%	1.74%	0.74%
MNA Resources Fund	0.50%	1.50%	2.00%	1.00%
S-T Gov Fund	0.30%	0.80%	N/A	0.55%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. There were no voluntary waivers for the year ended July 31, 2021. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 7/31/2021			Payable 7/31/2021
	Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
Dividend Harvest Fund	$1,176,202	$833,118	$0	$106,243	$75,832	$0
Growth & Income Fund	$634,337	$349,463	$0	$68,351	$38,581	$0
High Income Fund	$380,638	$285,771	$0	$40,273	$29,533	$0
MNA Resources Fund	$508,692	$110,668	$0	$48,176	$0	$0
S-T Gov Fund	$100,416	$100,416	$23,661	$8,432	$8,432	$4,448

VFM is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which VFM waived fees or reimbursed expenses for each Fund. Each Fund will make repayments to the VFM only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Amounts subject to recoupment with an expiration date of July 31, 2024 are as follows:

Amount
Dividend Harvest Fund	$833,118
Growth & Income Fund	$349,463
High Income Fund	$285,771
MNA Resources Fund	$110,668
S-T Gov Fund	$124,077

In addition, VFM is entitled to recoup $31,547 expiring May 31, 2023, and $29,300 expiring July 31, 2023, for S-T Gov Fund.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for MNA Resources Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 7/31/2021			Payable 7/31/2021
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$226,808	$0	$207,924	$18,680
Dividend Harvest Fund - C	$0	$456	$147,605	$13,239
Growth & Income Fund - A	$78,489	$0	$113,793	$10,983
Growth & Income Fund - C	$0	$106	$19,006	$4,150
High Income Fund - A	$31,556	$0	$65,211	$5,659
High Income Fund - C	$0	$120	$30,517	$3,028
MNA Resources Fund - A	$79,067	$0	$385,397	$35,370
MNA Resources Fund - C	$0	$248	$111,266	$9,049
S-T Gov Fund - A	$1,523	0	$895	$150

IFS acts as the transfer agent for High Income Fund and S-T Gov Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Growth & Income Fund, and MNA Resources Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 7/31/2021		Payable 7/31/2021
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$321,472	$267,556	$34,320	$23,909
Growth & Income Fund	$141,259	$136,806	$16,112	$13,646
High Income Fund	$71,811	$110,692	$7,365	$10,710
MNA Resources Fund	$277,539	$190,432	$45,092	$17,566
S-T Gov Fund	$48,671	$82,780	$3,636	$6,984

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The MNA Resources Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Covid-19 Risks

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund’s investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 10: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.71	$14.06	$14.24	$14.68	$14.33	$12.23

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.47	$0.48	$0.44	$0.24	$0.41	$0.39
Net realized and unrealized gain (loss) on investments (1)	2.41	(0.74)	0.66	(0.45)	1.16	2.15
Total from investment operations	$2.88	$(0.26)	$1.10	$(0.21)	$1.57	$2.54

Less Distributions:
Dividends from net investment income	$(0.47)	$(0.49)	$(0.43)	$(0.23)	$(0.41)	$(0.39)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.59)	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(0.47)	$(1.09)	$(1.28)	$(0.23)	$(1.22)	$(0.44)

NET ASSET VALUE, END OF PERIOD	$15.12	$12.71	$14.06	$14.24	$14.68	$14.33

Total Return (excludes any applicable sales charge) #	23.09%	(2.39%)	8.75%	(1.39%)	11.10%	20.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$88,405	$80,762	$91,602	$95,340	$111,696	$107,275
Ratio of expenses to average net assets after waivers ^ (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets before waivers ^	1.48%	1.50%	1.51%	1.53%	1.49%	1.55%
Ratio of net investment income to average net assets ^ (2)	3.39%	3.58%	3.17%	2.92%	2.88%	3.26%
Portfolio turnover rate #	42.14%	51.62%	47.71%	23.05%	44.89%	25.56%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.61	$13.96	$14.15	$14.59	$14.26	$12.20

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.37	$0.38	$0.34	$0.17	$0.31	$0.31
Net realized and unrealized gain (loss) on investments (1)	2.39	(0.74)	0.65	(0.44)	1.14	2.11
Total from investment operations	$2.76	$(0.36)	$0.99	$(0.27)	$1.45	$2.42

Less Distributions:
Dividends from net investment income	$(0.37)	$(0.39)	$(0.33)	$(0.17)	$(0.31)	$(0.31)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.59)	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(0.37)	$(0.99)	$(1.18)	$(0.17)	$(1.12)	$(0.36)

NET ASSET VALUE, END OF PERIOD	$15.00	$12.61	$13.96	$14.15	$14.59	$14.26

Total Return (excludes any applicable sales charge) #	22.19%	(3.13%)	7.92%	(1.78%)	10.26%	20.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$15,762	$14,194	$13,637	$14,014	$17,126	$10,392
Ratio of expenses to average net assets after waivers ^ (2)	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers ^	2.23%	2.25%	2.26%	2.28%	2.24%	2.30%
Ratio of net investment income to average net assets ^ (2)	2.64%	2.83%	2.42%	2.17%	2.14%	2.40%
Portfolio turnover rate #	42.14%	51.62%	47.71%	23.05%	44.89%	25.56%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven		Period
	Year	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.72	$14.07	$14.25	$14.69	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.51	$0.51	$0.48	$0.26	$0.45	$0.22
Net realized and unrealized gain (loss) on investments (1)	2.41	(0.74)	0.66	(0.46)	1.16	0.43
Total from investment operations	$2.92	$(0.23)	$1.14	$(0.20)	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.51)	$(0.52)	$(0.47)	$(0.24)	$(0.45)	$(0.22)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.59)	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(0.51)	$(1.12)	$(1.32)	$(0.24)	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$15.13	$12.72	$14.07	$14.25	$14.69	$14.34

Total Return (excludes any applicable sales charge) #	23.38%	(2.14%)	9.01%	(1.26%)	11.37%	4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$64,062	$52,298	$30,794	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers ^ (2)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers ^	1.23%	1.25%	1.26%	1.28%	1.24%	1.31%
Ratio of net investment income to average net assets ^ (2)	3.64%	3.83%	3.42%	3.18%	3.14%	3.22%
Portfolio turnover rate #	42.14%	51.62%	47.71%	23.05%	44.89%	25.56%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$60.74	$59.55	$56.62	$53.51	$48.38	$45.07

Income (loss) from investment operations:
Net investment income (loss) (3)	0.29	$0.57	$0.62	$0.27	$0.58	$0.71
Net realized and unrealized gain (loss) on investments (1)	20.35	6.17	5.57	2.84	8.46	3.72
Total from investment operations	$20.64	$6.74	$6.19	$3.11	$9.04	$4.43

Less Distributions:
Dividends from net investment income	$(0.41)	$(0.83)	$(0.32)	$0.00	$(0.58)	$(0.71)
Distributions from net realized gains	(0.02)	(4.72)	(2.94)	0.00	(3.33)	(0.41)

Total distributions	$(0.43)	$(5.55)	$(3.26)	$0.00	$(3.91)	$(1.12)

NET ASSET VALUE, END OF PERIOD	$80.95	$60.74	$59.55	$56.62	$53.51	$48.38

Total Return (excludes any applicable sales charge) #	34.11%	11.42%	12.21%	5.81%	18.68%	9.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$52,676	$39,422	$37,464	$34,948	$34,600	$32,933
Ratio of expenses to average net assets after waivers ^ (2)	1.24%	1.24%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waivers ^	1.80%	1.87%	1.93%	1.93%	1.95%	1.92%
Ratio of net investment income to average net assets ^ (2)	0.41%	0.98%	1.11%	0.85%	1.07%	1.40%
Portfolio turnover rate #	11.22%	11.44%	14.11%	5.99%	32.42%	50.94%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$59.67	$58.95	$56.45	$53.49	$48.38	$45.01

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.00*	$0.70	$0.75	$0.12	$0.17	$0.37
Net realized and unrealized gain (loss) on investments (1)	19.86	5.73	5.14	2.84	8.44	3.78
Total from investment operations	$19.86	$6.43	$5.89	$2.96	$8.61	$4.15

Less Distributions:
Dividends from net investment income	$(0.57)	$(0.99)	$(0.45)	$0.00	$(0.17)	$(0.37)
Distributions from net realized gains	(0.02)	(4.72)	(2.94)	0.00	(3.33)	(0.41)
Total distributions	$(0.59)	$(5.71)	$(3.39)	$0.00	$(3.50)	$(0.78)

NET ASSET VALUE, END OF PERIOD	$78.94	$59.67	$58.95	$56.45	$53.49	$48.38

Total Return (excludes any applicable sales charge) #	33.44%	10.97%	11.74%	5.53%	17.79%	9.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,041	$1,092	$248	$195	$225	$182
Ratio of expenses to average net assets after waivers ^ (2)	1.85%	1.62%	1.68%	1.70%	2.00%	2.00%
Ratio of expenses to average net assets before waivers ^	2.20%	1.62%	1.68%	1.74%	2.70%	2.68%
Ratio of net investment income (loss) to average net assets ^ (2)	0.00%*	1.23%	1.36%	0.39%	0.33%	0.64%
Portfolio turnover rate #	11.22%	11.44%	14.11%	5.99%	32.42%	50.94%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Amount is less than $0.005 per share/less than 0.005%.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ESG GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven		Period
	Year	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$60.80	$59.61	$56.68	$53.49	$48.36	$48.11

Income (loss) from investment operations:
Net investment inc (loss) (3)	$0.48	$0.71	$0.76	$0.34	$0.72	$0.80
Net realized and unrealized gain (loss) on investments (1)	20.37	6.19	5.58	2.85	8.46	0.66
Total from investment operations	$20.85	$6.90	$6.34	$3.19	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.57)	$(0.99)	$(0.47)	$0.00	$(0.72)	$(0.80)
Distributions from net realized gains	(0.02)	(4.72)	(2.94)	0.00	(3.33)	(0.41)
Total distributions	$(0.59)	$(5.71)	$(3.41)	$0.00	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$81.06	$60.80	$59.61	$56.68	$53.49	$48.36

Total Return (excludes any applicable sales charge) #	34.45%	11.68%	12.51%	5.96%	18.96%	3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$ 24,784	$9,367	$1,544	$741	$690	$228
Ratio of expenses to average net assets after waivers ^ (2)	0.99%	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waivers ^	1.55%	1.62%	1.68%	1.68%	1.69%	1.70%
Ratio of net investment income to average net assets ^ (2)	0.66%	1.23%	1.36%	1.08%	1.30%	1.50%
Portfolio turnover rate #	11.22%	11.44%	14.11%	5.99%	32.42%	50.94%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.65	$7.77	$7.66	$7.80	$7.66	$7.03

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.32	$0.37	$0.39	$0.23	$0.37	$0.39
Net realized and unrealized gain (loss) on investments (1)	0.48	(0.12)	0.11	(0.14)	0.14	0.63
Total from investment operations	$0.80	$0.25	$0.50	$0.09	$0.51	$1.02

Less Distributions:
Dividends from net investment income	$(0.32)	$(0.37)	$(0.39)	$(0.23)	$(0.37)	$(0.39)
Total distributions	$(0.32)	$(0.37)	$(0.39)	$(0.23)	$(0.37)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$8.13	$7.65	$7.77	$7.66	$7.80	$7.66

Total Return (excludes any applicable sales charge) #	10.62%	3.37%	6.74%	1.21%	6.78%	14.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$26,725	$25,309	$24,704	$24,099	$24,628	$25,524
Ratio of expenses to average net assets after waivers ^ (2)	0.99%	0.95%	0.89%	0.89%	1.13%	1.15%
Ratio of expenses to average net assets before waivers ^	1.63%	1.69%	1.74%	1.73%	1.71%	1.72%
Ratio of net investment income to average net assets ^ (2)	3.99%	4.86%	5.10%	5.18%	4.80%	5.34%
Portfolio turnover rate #	35.74%	35.02%	28.24%	16.50%	29.22%	27.61%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.67	$7.78	$7.68	$7.82	$7.68	$7.05

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.26	$0.31	$0.33	$0.20	$0.31	$0.34
Net realized and unrealized gain (loss) on investments (1)	0.48	(0.11)	0.10	(0.14)	0.14	0.63
Total from investment operations	$0.74	$0.20	$0.43	$0.06	$0.45	$0.97

Less Distributions:
Dividends from net investment income	$(0.26)	$(0.31)	$(0.33)	$(0.20)	$(0.31)	$(0.34)
Total distributions	$(0.26)	$(0.31)	$(0.33)	$(0.20)	$(0.31)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$8.15	$7.67	$7.78	$7.68	$7.82	$7.68

Total Return (excludes any applicable sales charge) #	9.78%	2.74%	5.81%	0.78%	5.98%	14.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,776	$2,753	$4,329	$4,813	$5,397	$5,293
Ratio of expenses to average net assets after waivers ^ (2)	1.74%	1.70%	1.64%	1.64%	1.88%	1.90%
Ratio of expenses to average net assets before waivers ^	2.38%	2.44%	2.49%	2.48%	2.46%	2.47%
Ratio of net investment income to average net assets ^ (2)	3.24%	4.11%	4.35%	4.43%	4.03%	4.59%
Portfolio turnover rate #	35.74%	35.02%	28.24%	16.50%	29.22%	27.61%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Seven		Period
	Year	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/21	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.64	$7.76	$7.66	$7.80	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.34	$0.39	$0.41	$0.24	$0.39	$0.16
Net realized and unrealized gain (loss) on investments (1)	0.49	(0.12)	0.10	(0.14)	0.15	0.13
Total from investment operations	$0.83	$0.27	$0.51	$0.10	$0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.34)	$(0.39)	$(0.41)	$(0.24)	$(0.39)	$(0.16)
Total distributions	$(0.34)	$(0.39)	$(0.41)	$(0.24)	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$8.13	$7.64	$7.76	$7.66	$7.80	$7.65

Total Return (excludes any applicable sales charge) #	11.04%	3.63%	6.87%	1.36%	7.19%	3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$ 26,652	$9,163	$9,023	$2,709	$2,598	$648
Ratio of expenses to average net assets after waivers ^ (2)	0.74%	0.70%	0.64%	0.64%	0.87%	0.90%
Ratio of expenses to average net assets before waivers ^	1.37%	1.44%	1.49%	1.48%	1.46%	1.49%
Ratio of net investment income to average net assets ^ (2)	4.24%	5.11%	5.35%	5.43%	5.04%	5.18%
Portfolio turnover rate #	35.74%	35.02%	28.24%	16.50%	29.22%	27.61%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year		Year	Year	Months	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	7/31/21		7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$2.59		$4.28	$5.60	$5.48	$5.93	$4.31

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.04		$0.07	$0.04	$0.01	$0.01	$0.01
Net realized and unrealized gain (loss) on investments (1)	1.15		(1.66)	(1.34)	0.11	(0.45)	1.62
Total from investment operations	$1.19		$(1.59)	$(1.30)	$0.12	$(0.44)	$1.63

Less Distributions:
Dividends from net investment income	$(0.04)		$(0.10)	$(0.02)	$0.00	$(0.01)	$(0.01)
Distributions from return of capital	0.00	**	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.04)		$(0.10)	$(0.02)	$0.00	$(0.01)	$(0.01)

NET ASSET VALUE, END OF PERIOD	$3.74		$2.59	$4.28	$5.60	$5.48	$5.93

Total Return (excludes any applicable sales charge) #	46.40%		(37.47%)	(23.11%)	2.19%	(7.48%)	37.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$80,091		$69,684	$158,438	$282,793	$339,385	$592,629
Ratio of expenses to average net assets after waivers ^ (2)	1.50%		1.50%	1.50%	1.49%	1.47%	1.46%
Ratio of expenses to average net assets before waivers ^	1.60%		1.59%	1.53%	1.49%	1.47%	1.47%
Ratio of net investment income (loss) to average net assets ^ (2)	1.18%		2.09%	0.79%	0.19%	0.15%	0.17%
Portfolio turnover rate #	71.19%		79.67%	70.73%	43.01%	41.31%	55.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven
	Year		Year	Year	Months	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	7/31/21		7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$2.57		$4.23	$5.53	$5.43	$5.89	$4.30

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.02		$0.05	$0.01	$(0.01)	$(0.02)	$(0.02)
Net realized and unrealized gain (loss) on investments (1)	1.14		(1.64)	(1.31)	0.11	(0.44)	1.61
Total from investment operations	$1.16		$(1.59)	$(1.30)	$0.10	$(0.46)	$1.59

Less Distributions:
Dividends from net investment income	$(0.02)		$(0.07)	$0.00	$0.00	$0.00	$0.00
Distributions from return of capital	0.00	**	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.02)		$(0.07)	$0.00	$0.00	$0.00	$0.00

NET ASSET VALUE, END OF PERIOD	$3.71		$2.57	$4.23	$5.53	$5.43	$5.89

Total Return (excludes any applicable sales charge) #	45.65%		(37.78%)	(23.51%)	1.84%	(7.81%)	36.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,451		$9,730	$17,463	$31,899	$37,629	$51,909
Ratio of expenses to average net assets after waivers ^ (2)	2.00%		2.00%	2.00%	1.99%	1.97%	1.96%
Ratio of expenses to average net assets before waivers ^	2.10%		2.09%	2.03%	1.99%	1.97%	1.97%
Ratio of net investment income (loss) to average net assets ^ (2)	0.68%		1.58%	0.29%	(0.32%)	(0.34%)	(0.33%)
Portfolio turnover rate #	71.19%		79.67%	70.73%	43.01%	41.31%	55.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Seven		Period
	Year		Year	Year	Months	Year	From
	Ended		Ended	Ended	Ended	Ended	8/1/16* to
	7/31/21		7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$2.57		$4.26	$5.60	$5.47	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.06		$0.09	$0.06	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments (1)	1.14		(1.64)	(1.35)	0.11	(0.45)	1.19
Total from investment operations	$1.20		$(1.55)	$(1.29)	$0.13	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.06)		$(0.14)	$(0.05)	$0.00	$(0.04)	$(0.03)
Distributions from return of capital	0.00	**	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.06)		$(0.14)	$(0.05)	$0.00	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$3.71		$2.57	$4.26	$5.60	$5.47	$5.92

Total Return (excludes any applicable sales charge) #	47.12%		(37.04%)	(22.84%)	2.38%	(6.92%)	25.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$ 19,839		$9,069	$20,898	$44,757	$60,562	$14,891
Ratio of expenses to average net assets after waivers ^ (2)	1.00%		1.00%	1.00%	0.99%	0.97%	0.97%
Ratio of expenses to average net assets before waivers ^	1.08%		1.09%	1.03%	0.99%	0.97%	0.97%
Ratio of net investment income to average net assets ^ (2)**	1.68%		2.59%	1.29%	0.69%	0.71%	0.67%
Portfolio turnover rate #	71.19%		79.67%	70.73%	43.01%	41.31%	55.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Two	Period
	Year	Months	From
	Ended	Ended	1/21/20* to
	7/31/21	7/31/20	5/31/20
NET ASSET VALUE, BEGINNING OF PERIOD	$9.22	$9.21	$9.26

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.19	$0.02	$0.09
Net realized and unrealized gain (loss) on investments (1)	(0.14)	0.02	0.02
Total from investment operations	$0.05	$0.04	$0.11

Less Distributions:
Dividends from net investment income	$(0.29)	$(0.03)	$(0.16)
Total distributions	$(0.29)	$(0.03)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$8.98	$9.22	$9.21

Total Return (excludes any applicable sales charge) #	0.50%	0.41%	1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	724	$15	$15
Ratio of expenses to average net assets after waiver ^ (2)	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers ^	1.17%	1.33%	1.28%
Ratio of net investment income (loss) to average net assets ^ (2)	2.14%	1.53%	2.68%
Portfolio turnover rate #	140.79%	16.03%	65.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Two
	Year	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/21	7/31/20	5/31/20	5/31/19	5/31/18	5/31/17
NET ASSET VALUE, BEGINNING OF PERIOD	$9.22	$9.21	$9.30	$9.36	$9.51	$9.75

Income (loss) from investment operations:
Net investment income (loss) (3)	$0.22	$0.03	$0.36	$0.29	$0.26	$0.25
Net realized and unrealized gain (loss) on investments (1)	(0.15)	0.01	(0.05)	(0.05)	(0.11)	(0.19)
Total from investment operations	$0.07	$0.04	$0.31	$0.24	$0.15	$0.06

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.03)	$(0.40)	$(0.30)	$(0.30)	$(0.30)
Total distributions	$(0.31)	$(0.03)	$(0.40)	$(0.30)	$(0.30)	$(0.30)

NET ASSET VALUE, END OF PERIOD	$8.98	$9.22	$9.21	$9.30	$9.36	$9.51

Total Return (excludes any applicable sales charge) #	0.75%	0.46%	3.25%	2.66%	1.60%	0.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$31,576	$34,741	$21,038	$17,418	$23,429	$36,394
Ratio of expenses to average net assets after waivers ^ (2)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets before waivers ^	0.93%	1.08%	1.21%	1.24%	0.90%	0.64%
Ratio of net investment income (loss) to average net assets ^ (2)	2.38%	1.78%	3.88%	3.11%	2.71%	2.59%
Portfolio turnover rate #	140.79%	16.03%	65.85%	15.24%	98.95%	164.31%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds comprising the funds listed below (the “Funds”) as of July 31, 2021, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Integrity Dividend Harvest Fund, Integrity ESG Growth & Income Fund (formerly Integrity Growth & Income Fund), Integrity High Income Fund, and Integrity Mid-North American Resources Fund	For the year ended July 31, 2021	For the years ended July 31, 2021 and 2020	For the years ended July 31, 2021, 2020, and 2019, the seven months ended July 31, 2018, and the years ended December 31, 2017 and December 30, 2016
Integrity Short Term Government Fund	For the year ended July 31, 2021	For the year ended July 31, 2021, the two months ended July 31, 2020, and the year ended May 31, 2020	For the year ended July 31, 2021, the two months ended July 31, 2020, and the years ended May 31, 2020, 2019, 2018 and 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, counterparties and brokers; when replies were not received from brokers or counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 29, 2021

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		1/31/21	7/31/21	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$1,141.70	$5.04	0.95%
	Actual - Class C	$1,000.00	$1,137.10	$9.01	1.70%
	Actual - Class I	$1,000.00	$1,142.20	$3.72	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.08	$4.76	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.36	$8.50	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.32	$3.51	0.70%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$1,176.80	$6.69	1.24%
	Actual - Class C	$1,000.00	$1,172.30	$8.46	1.57%
	Actual - Class I	$1,000.00	$1,178.20	$5.35	0.99%
	Hypothetical - Class A	$1,000.00	$1,018.65	$6.21	1.24%
	Hypothetical - Class C	$1,000.00	$1,017.01	$7.85	1.57%
	Hypothetical - Class I	$1,000.00	$1,019.89	$4.96	0.99%
Integrity High Income Fund	Actual - Class A	$1,000.00	$1,039.70	$5.01	0.99%
	Actual - Class C	$1,000.00	$1,035.80	$8.78	1.74%
	Actual - Class I	$1,000.00	$1,042.30	$3.75	0.74%
	Hypothetical - Class A	$1,000.00	$1,019.89	$4.96	0.99%
	Hypothetical - Class C	$1,000.00	$1,016.17	$8.70	1.74%
	Hypothetical - Class I	$1,000.00	$1,021.12	$3.71	0.74%
Integrity Mid-North American Resources Fund	Actual - Class A	$1,000.00	$1,146.00	$7.98	1.50%
	Actual - Class C	$1,000.00	$1,144.40	$10.63	2.00%
	Actual - Class I	$1,000.00	$1,150.10	$5.33	1.00%
	Hypothetical - Class A	$1,000.00	$1,017.36	$7.50	1.50%
	Hypothetical - Class C	$1,000.00	$1,014.88	$9.99	2.00%
	Hypothetical - Class I	$1,000.00	$1,019.84	$5.01	1.00%
Integrity Short Term Government Fund	Actual - Class A	$1,000.00	$996.40	$3.96	0.80%
	Actual - Class I	$1,000.00	$997.70	$2.72	0.55%
	Hypothetical - Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Hypothetical - Class I	$1,000.00	$1,022.07	$2.76	0.55%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 181 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

LIQUIDITY RISK MANAGEMENT PROGRAM (unaudited)

The Viking Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources. The Viking Funds’ Board of Trustees approved the appointment of the Funds’ investment adviser, Viking Fund Management Inc. ("Viking"), as the administrator of the LRMP.

Viking manages liquidity risks associated with the Funds’ investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund’s investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis.

At a meeting held on May 3, 2021, Viking provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Viking concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds’ LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Viking to oversee and manage liquidity risk and ensure the Funds are able to meet redemption requests without significant dilution to the remaining investors’ interest in the Funds. During the review period, the Funds’ portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Funds reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds’ investments were below the limitation on illiquid investments during the review period. Additionally, Viking indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the six series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 11 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Minot Area Community Foundation

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Shelly Nahrstedt Treasurer Birth date: August 31, 1961 Began serving: August 2020

Principal occupation(s): Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, The Integrity Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018).

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  Social Security number, name, address
  Account balance, transaction history, account transactions
  Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We train employees on privacy, information security and protection of client information.
  limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

  open an account or seek financial or tax advice
  provide account information or give us your contact information make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

  sharing for affiliates’ everyday business purposes-information about your creditworthiness affiliates from using your information to market to you
  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

  The Integrity Funds
  Viking Mutual Funds
  Corridor Investors, LLC
  Viking Fund Management, LLC
  Integrity Funds Distributor, LLC
  Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

  The Integrity Funds
  Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(s). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT(s) and N-CSR(s) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-PORT(s) and N-CSR(s) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity ESG Growth & Income Fund

Integrity Mid-North American Resources Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Government Bond Fund

Integrity Short Term Government Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $71,804 for the year ended July 31, 2021 and $70,014 for the year ended July 31, 2020.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended July 31, 2021 and $0 for the year ended July 31, 2020.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $15,500 for the year ended July 31, 2021 and $15,000 for the year ended July 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 4, 2021

By: /s/ Shelly Nahrstedt
Shelly Nahrstedt
Treasurer

October 4, 2021